UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08837

THE SELECT SECTOR SPDR® TRUST

(Exact name of registrant as specified in charter)

One Lincoln Street, Boston, Massachusetts 02111

(Address of principal executive offices) (zip code)

Joshua A. Weinberg, Esq.

Managing Director and Managing Counsel

SSGA Funds Management, Inc.

One Lincoln Street

Boston, Massachusetts 02111

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Registrant’s telephone number, including area code: (617) 664-7037

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1.	Report to Shareholders.

Annual Report

September 30, 2017

SELECT SECTOR SPDR FUNDS

The Select Sector SPDR Trust consists of ten separate investment portfolios (each a “Select Sector SPDR Fund” or a “Fund” and collectively the “Select Sector SPDR Funds” or the “Funds”).

Select Sector SPDR Funds are “index funds” that unbundle the benchmark S&P 500þ† and give you ownership in particular sectors or groups of industries that are represented by a specified Select Sector Index. Through a single share, investors can buy or sell any of ten major industry sectors that make up the S&P 500þ, in the same way as they would buy or sell a share of stock. Select Sector SPDR Fund shares are different from the shares of conventional mutual funds. Select Sector SPDR Funds trade on NYSE Arca.

TEN SELECT SECTOR SPDR FUNDS

Shares are available for exchange trading in the following Funds of The Select Sector SPDR Trust:

The Consumer Discretionary Select Sector SPDR Fund	XLY

The Consumer Staples Select Sector SPDR Fund	XLP

The Energy Select Sector SPDR Fund	XLE

The Financial Select Sector SPDR Fund	XLF

The Health Care Select Sector SPDR Fund	XLV

The Industrial Select Sector SPDR Fund	XLI

The Materials Select Sector SPDR Fund	XLB

The Real Estate Select Sector SPDR Fund	XLRE

The Technology Select Sector SPDR Fund	XLK

The Utilities Select Sector SPDR Fund	XLU

Each of these Funds is designed to, before expenses, correspond generally to the price and yield performance of a Select Sector Index. Each Fund’s portfolio is comprised principally of shares of constituent companies in the S&P 500þ. Each stock in the S&P 500þ is allocated to one Select Sector Index. The combined companies of the ten Select Sector Indexes represent all of the companies in the S&P 500þ. Each Select Sector SPDR Fund can be expected to move up or down in value with its underlying Select Sector Index. Investors cannot invest directly in an index. Funds focused on a single sector generally experience greater price fluctuations than the overall stock market.

OBJECTIVE

Select Sector SPDR Funds are designed to provide investors with an affordable way to invest in a portfolio of equity securities in a sector or group of industries in a single trade. Select Sector SPDR Funds allow you to tailor asset allocations to fit your particular investment needs or goals. One Fund may complement another; individual Select Sector SPDR Funds can be used to increase exposure to certain industries that may be outperforming the market or to hedge other holdings in your portfolio. Although an individual Select Sector SPDR Fund may bear a higher level of risk than a broad-market fund, because of less diversification, sector investments may also offer opportunities for returns greater than an investment in the entire constituents of the S&P 500þ.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor, ALPS Portfolio Solutions Distributor, Inc., by calling 1-866-SECTOR-ETF (1-866-732-8673). Please read the prospectus carefully before you invest.

†	S&P 500: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged, index of common stock prices.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Consumer Discretionary Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Discretionary Select Sector Index. The Fund’s benchmark is the Consumer Discretionary Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 14.34%, and for the Index was 14.52%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash, security misweights, transaction costs and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index.

The Fund enjoyed positive performance for each quarter in the Reporting Period. Positive fund performance was largely driven by strong returns from Amazon, the fund’s largest weighted company. Amazon continued to reap the benefits of increased spending through the holiday season and the remainder of the Reporting Period as consumers enjoyed the convenience of online shopping and low cost shipping. Unfortunately, many retailers felt the brunt of the negative impact from Amazon’s success as consumers choose to avoid physically going to stores to shop, which impacts overall sales. Fund performance in the first half of the Reporting Period was also helped by the surprise presidential election of Donald Trump and the expected favorable environment from his economic agenda, including the proposed tax plan. Even the two interest rate increases during the Reporting Period had minimal impact, allowing the Fund to end the Reporting Period in double digit positive territory.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Home Depot, Inc., Amazon.com, Inc., and Netflix, Inc. The top negative contributors to the Fund’s performance were AutoZone, Inc., O’Reilly Automotive, Inc., and L Brands, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable by an investor in the Fund on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Consumer Discretionary Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2017, as supplemented, is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	CONSUMER DISCRETIONARY SELECT SECTOR INDEX*	S&P 500 INDEX	NET ASSET VALUE	MARKET VALUE	CONSUMER DISCRETIONARY SELECT SECTOR INDEX*	S&P 500 INDEX**
ONE YEAR	14.34%	14.29%	14.52%	18.61%	14.34%	14.29%	14.52%	18.61%
FIVE YEARS	107.52%	107.47%	109.40%	94.44%	15.72%	15.71%	15.93%	14.22%
TEN YEARS	186.87%	187.33%	191.52%	104.88%	11.11%	11.13%	11.29%	7.44%

*	The Consumer Discretionary Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer discretionary products.
**	The S&P 500 Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE CONSUMER DISCRETIONARY SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2017

\	DESCRIPTION	AMAZON.COM, INC.	HOME DEPOT, INC.	COMCAST CORP. CLASS A	WALT DISNEY CO.	MCDONALD’S CORP.	TOTAL
	MARKET VALUE	$1,721,987,424	866,081,276	813,102,564	683,617,252	570,098,668	4,654,887,184
	% OF NET ASSETS	14.9	7.5	7.1	5.9	4.9	40.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2017*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Consumer Staples Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Consumer Staples Select Sector Index. The Fund’s benchmark is the Consumer Staples Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 4.21%, and for the Index was 4.32%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses contributed to the difference between the Fund’s performance and that of the Index.

The stock market rose sharply in November 2016 following President Trump’s unexpected victory in the U.S. election. However, consumer staples companies did not initially participate in this post-election rally as investors shifted out of defensive sectors and into better growth opportunities. A strengthening dollar and the fear that the new administration would bring more protectionist policies came about as the President threatened to exit the North American Free Trade Agreement (NAFTA) and Trans Pacific Partnership (TPP). These all served as headwinds to the staples sector. However, the hope that tax cuts and a roll back of regulations would help to spur consumer spending led to staples stocks keeping pace with the continued stock market ascent during the first two calendar quarters of 2017. Unfortunately, as the fiscal year started drawing toward a close, many stocks in the sector reported dismal earnings in July along with downward revisions to their outlooks. Contributing factors included stiff competition, price wars, and wage pressures they faced as the economy drew closer to full employment all leading to strained margins. As a result, the consumer staples sector lagged the overall S&P 500 Index by over 5.6% for the quarter ending September 30, 2017 and trailed by nearly 14.3% for the full fiscal year period.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Philip Morris International Inc., Reynolds American Inc. and Coca-Cola Company. The top negative contributors to the Fund’s performance were General Mills, Inc., CVS Health Corporation, and Kroger Co.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable by an investor in the Fund on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Consumer Staples Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2017, as supplemented, is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	CONSUMER STAPLES SELECT SECTOR INDEX*	S&P 500 INDEX	NET ASSET VALUE	MARKET VALUE	CONSUMER STAPLES SELECT SECTOR INDEX*	S&P 500 INDEX**
ONE YEAR	4.21%	4.21%	4.32%	18.61%	4.21%	4.21%	4.32%	18.61%
FIVE YEARS	71.94%	71.93%	73.51%	94.44%	11.45%	11.45%	11.65%	14.22%
TEN YEARS	152.19%	152.18%	156.99%	104.88%	9.69%	9.69%	9.90%	7.44%

*	The Consumer Staples Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of consumer products.
**	The S&P 500 Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE CONSUMER STAPLES SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2017

DESCRIPTION	PROCTER & GAMBLE CO.	COCA-COLA CO.	PHILIP MORRIS INTERNATIONAL, INC.	PEPSICO, INC.	ALTRIA GROUP, INC.	TOTAL
MARKET VALUE	$1,145,814,948	853,326,946	851,471,677	786,341,564	601,225,596	4,238,180,731
% OF NET ASSETS	13.0	9.7	9.7	8.9	6.8	48.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2017*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE ENERGY SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Energy Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Energy Select Sector Index. The Fund’s benchmark is the Energy Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was –0.01%, and for the Index was 0.19%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses and cash drag contributed to the difference between the Fund’s performance and that of the Index.

The energy sector finished off a strong calendar year 2016 (+28%) by climbing an additional 7.2% in the quarter ended December 31, 2016. This occurred largely due to the members of OPEC, along with certain non-OPEC countries, reaching an agreement on oil production cuts which lead to a surge in prices. This coupled with expectations of rising interest rates, an environment that typically bodes well for energy stocks, made this sector a particularly good investment during the three month period. Things did not go quite as well during the first half of calendar year 2017 though as energy stocks trailed the overall market by an astounding 22% over the first six months of the year. The aforementioned agreement to cut production failed to reduce the huge stockpiles of oil around the world as output from countries exempt from the agreement, such as the United States, Nigeria and Libya, continued to cause an increase in overall supply. This led to crude prices dropping nearly 21% after reaching a high in February of about $43 per barrel. But just as all seemed bleak, the volatile ride for energy stocks continued into the 3rd calendar quarter of 2017 as the sector jumped 7% and finished the fiscal year 2017 essentially flat. Reasons for the rebound included a bounce back in crude prices of nearly 20% driven by optimism that growing demand would soak up some of the oversupply. In addition, low levels in the US Strategic Petroleum Reserve inventory, a peak in rig counts, and record U.S. oil and gas exports helped to light a spark in energy stocks to end the period.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Chevron Corporation, Valero Energy Corporation, and Marathon Petroleum Corporation. The top negative contributors to the Fund’s performance were Pioneer Natural Resources Company, Anadarko Petroleum Corporation, and Schlumberger, Ltd.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE ENERGY SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable by an investor in the Fund on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Energy Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2017, as supplemented, is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	ENERGY SELECT SECTOR INDEX*	S&P 500 INDEX	NET ASSET VALUE		MARKET VALUE		ENERGY SELECT SECTOR INDEX*	S&P 500 INDEX**
ONE YEAR	–0.01%	–0.01%	0.19%	18.61%	–	0.01%	–	0.01%	0.19%	18.61%
FIVE YEARS	5.68%	5.74%	6.29%	94.44%		1.11%		1.12%	1.23%	14.22%
TEN YEARS	12.42%	12.56%	14.08%	104.88%		1.18%		1.19%	1.33%	7.44%

*	The Energy Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of energy products.
**	The S&P 500 Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups.

THE ENERGY SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE ENERGY SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2017

DESCRIPTION	EXXON MOBIL CORP.	CHEVRON CORP.	SCHLUMBERGER, LTD.	CONOCOPHILLIPS	EOG RESOURCES, INC.	TOTAL
MARKET VALUE	$3,840,419,750	2,829,671,778	1,241,971,951	786,828,993	723,055,075	9,421,947,547
% OF NET ASSETS	23.1	17.0	7.5	4.7	4.4	56.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2017*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE FINANCIAL SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Financial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Financial Select Sector Index. The Fund’s benchmark is the Financial Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 36.01%, and for the Index was 36.21%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, income from securities lending, cash drag, trading costs, corporate actions and slight variations between the Fund’s holdings and Index constituents contributed to the difference between the Fund’s performance and that of the Index.

Financials showed significant strength in the beginning of the fiscal year on a much more hawkish interest rate outlook and a sharp steepening in yield curves. Financials were also perceived to benefit from a more benign regulatory environment envisaged under the incoming Trump administration. As the first half came to a close there were signs of hesitation in some of the strong trends that marked the first half, but a firming of expectations for a Fed rate hike in December 2017 benefitted the sector as the fiscal year came to an end.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were JPMorgan Chase & Co., Bank of America Corporation, and Citigroup Inc. The top negative contributors to the Fund’s performance were Brighthouse Financial, Inc., Legg Mason, Inc., and Everest Re Group, Ltd.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE FINANCIAL SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable by an investor in the Fund on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Financial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2017, as supplemented, is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	FINANCIAL SELECT SECTOR INDEX*	S&P 500 INDEX	NET ASSET VALUE	MARKET VALUE	FINANCIAL SELECT SECTOR INDEX*	S&P 500 INDEX**
ONE YEAR	36.01%	35.97%	36.21%	18.61%	36.01%	35.97%	36.21%	18.61%
FIVE YEARS	123.62%	123.62%	125.10%	94.44%	17.46%	17.46%	17.62%	14.22%
TEN YEARS	13.58%	13.76%	14.43%	104.88%	1.28%	1.30%	1.36%	7.44%

*	The Financial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of financial products.
**	The S&P 500 Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups.

THE FINANCIAL SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE FINANCIAL SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2017

DESCRIPTION	BERKSHIRE HATHAWAY, INC. CLASS B	JPMORGAN CHASE & CO.	BANK OF AMERICA CORP.	WELLS FARGO & CO.	CITIGROUP, INC.	TOTAL
MARKET VALUE	$3,063,208,822	2,918,668,505	2,159,134,889	2,139,594,050	1,720,998,649	12,001,604,915
% OF NET ASSETS	11.2	10.6	7.9	7.8	6.3	43.8

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2017*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE HEALTH CARE SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Health Care Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Health Care Select Sector Index. The Fund’s benchmark is the Health Care Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 15.21%, and for the Index was 15.41%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, cumulative security misweights and the Fund’s cash position contributed to the difference between the Fund’s performance and that of the Index.

One factor that contributed to this Fund’s return over the Reporting Period revolved around the continued heightened government scrutiny of pharmaceutical pricing. While this has had a negative impact on many of the constituents of this Fund, it has had a more significant impact in general on Biotech stock prices. Also, negatively impacting a number of the Fund’s constituents has been the increased efforts by parts of the government towards repealing the Affordable Care Act. In addition to the repeal efforts, there have been a host of other challenges associated with the Affordable Care Act that have impacted this Fund’s constituents. These have ranged from slowing subscriber growth, ongoing legal challenges, profitability issues and reduced participation in exchanges by a number of insurers in this marketplace. Conversely, increased demand expectations associated with the ongoing aging of the American population is anticipated to lead to continuing growth in the medical products, pharmaceuticals and medical services markets.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were UnitedHealth Group Incorporated, Johnson & Johnson, and AbbVie, Inc. The top negative contributors to the Fund’s performance were Express Scripts Holding Company, Allergan plc, and Medtronic plc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE HEALTH CARE SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable by an investor in the Fund on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Health Care Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2017, as supplemented, is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	HEALTH CARE SELECT SECTOR INDEX*	S&P 500 INDEX	NET ASSET VALUE	MARKET VALUE	HEALTH CARE SELECT SECTOR INDEX*	S&P 500 INDEX**
ONE YEAR	15.21%	15.19%	15.41%	18.61%	15.21%	15.19%	15.41%	18.61%
FIVE YEARS	120.41%	120.45%	122.27%	94.44%	17.12%	17.13%	17.32%	14.22%
TEN YEARS	175.57%	175.98%	180.31%	104.88%	10.67%	10.68%	10.86%	7.44%

*	The Health Care Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are health care related firms.
**	The S&P 500 Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups.

THE HEALTH CARE SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE HEALTH CARE SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2017

DESCRIPTION	JOHNSON & JOHNSON	PFIZER, INC.	UNITEDHEALTH GROUP, INC.	MERCK & CO., INC.	ABBVIE, INC.	TOTAL
MARKET VALUE	$1,964,988,431	1,199,778,325	1,075,137,768	986,240,580	797,814,493	6,023,959,597
% OF NET ASSETS	11.1	6.8	6.1	5.6	4.5	34.1

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2017*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE INDUSTRIAL SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Industrial Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Industrial Select Sector Index. The Fund’s benchmark is the Industrial Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 24.03%, and for the Index was 24.29%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, a slight cash drag, and security misweights contributed to the difference between the Fund’s performance and that of the Index.

The performance of the industrial sector bested the performance of the broader market over the past twelve months. The U.S. Presidential election late last year spurred equities on a significant run as hopeful investors looked ahead to the positive economic growth the new president and his administration might bring. With geopolitical tensions rising between the United States and North Korea, Aerospace and Defense companies have had a particularly strong Reporting Period. Airline stocks also had solid performance over the last year as energy prices have stabilized a bit and passenger traffic continued to increase. Road and railroad traffic increased as well which helped Rail and Logistics companies perform strongly. Machinery companies continued to enjoy solid returns as the demand from mining companies continued at decent levels. Industrial conglomerates did not perform as well as other areas within the Industrials sector, though the group was largely dragged down by the performance of General Electric (GE). GE has languished recently as cash flows and margins have been unfavorable, and efforts to cut costs have not brought the needed relief.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Boeing Company, CSX Corporation, and Caterpillar Inc. The top negative contributors to the Fund’s performance were Equifax Inc., Nielsen Holdings Plc, and General Electric Company.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE INDUSTRIAL SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable by an investor in the Fund on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Industrial Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2017, as supplemented, is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	INDUSTRIAL SELECT SECTOR INDEX*	S&P 500 INDEX	NET ASSET VALUE	MARKET VALUE	INDUSTRIAL SELECT SECTOR INDEX*	S&P 500 INDEX**
ONE YEAR	24.03%	24.01%	24.29%	18.61%	24.03%	24.01%	24.29%	18.61%
FIVE YEARS	115.37%	115.40%	117.13%	94.44%	16.58%	16.59%	16.78%	14.22%
TEN YEARS	115.35%	115.79%	118.88%	104.88%	7.97%	7.99%	8.15%	7.44%

*	The Industrial Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are industrials.
**	The S&P 500 Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups.

THE INDUSTRIAL SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE INDUSTRIAL SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2017

DESCRIPTION	GENERAL ELECTRIC CO.	BOEING CO.	3M CO.	HONEYWELL INTERNATIONAL, INC.	UNION PACIFIC CORP.	TOTAL
MARKET VALUE	$736,946,990	701,218,711	610,790,529	542,135,515	480,239,076	3,071,330,821
% OF NET ASSETS	6.7	6.3	5.5	4.9	4.3	27.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2017*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE MATERIALS SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Materials Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Materials Select Sector Index (the “Fund”). The Fund’s benchmark is the Materials Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 21.33%, and for the Index was 21.30%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, income from securities lending, cash drag, trading costs, corporate actions, and slight variations between the Fund’s holdings and Index constituents contributed to the difference between the Fund’s performance and that of the Index.

For the Reporting Period, the material sector’s return was above that of the broader S&P 500® Index, which returned 18.61%. Due to its sensitivity to changes in supply and demand of raw materials, the Materials sector was helped by consumer demand. Within the materials sector, the chemicals industry was the strongest performing industry. Despite generating positive performance, the construction materials industry was the weakest performing industry in the sector.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Dow Chemical Co., E. I. du Pont de Nemours and Company, and Monsanto Company. The top negative contributors to the Fund’s performance were Sealed Air Corporation, Alcoa Corp., and Newmont Mining Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE MATERIALS SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable by an investor in the Fund on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Materials Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2017, as supplemented, is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	MATERIALS SELECT SECTOR INDEX*	S&P 500 INDEX	NET ASSET VALUE	MARKET VALUE	MATERIALS SELECT SECTOR INDEX*	S&P 500 INDEX**
ONE YEAR	21.33%	21.29%	21.30%	18.61%	21.33%	21.29%	21.30%	18.61%
FIVE YEARS	71.73%	71.77%	72.97%	94.44%	11.42%	11.43%	11.58%	14.22%
TEN YEARS	70.30%	70.42%	72.62%	104.88%	5.47%	5.48%	5.61%	7.44%

*	The Materials Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in basic industries.
**	The S&P 500 Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups.

THE MATERIALS SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE MATERIALS SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2017

DESCRIPTION	DOWDUPONT, INC.	MONSANTO CO.	PRAXAIR, INC.	ECOLAB, INC.	AIR PRODUCTS & CHEMICALS, INC.	TOTAL
MARKET VALUE	$928,638,066	334,497,420	254,900,573	214,135,650	210,789,187	1,942,960,896
% OF NET ASSETS	22.9	8.3	6.3	5.3	5.2	48.0

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2017*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE REAL ESTATE SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Real Estate Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Real Estate Select Sector Index. The Fund’s benchmark is the Real Estate Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 2.52%, and for the Index was 2.66%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses and /cash drag contributed to the difference between the Fund’s performance and that of the Index.

Real estate investment trusts (REITs) stumbled after their debut as a standalone sector in the Global Industry Classification Standard (GICS) structure. Over the first quarter of the Reporting Period, the Fund declined 4.41% compared to a positive 3.82% return for the broader S&P 500 Index. The sector’s sensitivity to rising interest rates contributed to the underperformance, as the 10-year US Treasury yield increased nearly 100 basis points over that quarter. Over the remainder of the Reporting Period, specialty REITs helped drive the Fund’s returns back into positive territory. American Tower Corporation (AMT), an independent owner, operator and developer of wireless and broadcast communications real estate, advanced over 30% on solid earnings and improved guidance in 2017. While retail REITs struggled due to the changing landscape and store closures, AMT surpassed Simon Property Group, a mall REIT, in market capitalization to become the largest weight in the Fund as of the fiscal year-end.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were American Tower Corporation, Equinix, Inc., and Prologis, Inc. The top negative contributors to the Fund’s performance were General Growth Properties Inc., Kimco Realty Corporation, Simon Property Group, Inc.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE REAL ESTATE SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of market trading in shares of the Fund (10/7/15, 10/8/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable by an investor in the Fund on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Real Estate Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2017, as supplemented, is 0.16% (0.14% after fee waiver). Since Inception reflects the impact of an expense limitation agreement. Had the adviser not waived fees and reimbursed certain expenses, returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	REAL ESTATE SELECT SECTOR INDEX*	S&P 500 INDEX	NET ASSET VALUE	MARKET VALUE	REAL ESTATE SELECT SECTOR INDEX*	S&P 500 INDEX
ONE YEAR	2.52%	2.49%	2.66%	18.61%	2.52%	2.49%	2.66%	18.61%
SINCE INCEPTION (1)	15.76%	15.75%	16.13%	31.63%	7.65%	7.64%	7.84%	14.86%

*	The Real Estate Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the investment in and/or management and development of real estate.
(1)	For the period October 7, 2015 to September 30, 2017.

THE REAL ESTATE SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

* Inception date.

THE REAL ESTATE SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2017

DESCRIPTION	AMERICAN TOWER CORP. REIT	SIMON PROPERTY GROUP, INC. REIT	CROWN CASTLE INTERNATIONAL CORP. REIT	EQUINIX, INC. REIT	PROLOGIS, INC. REIT	TOTAL
MARKET VALUE	$213,948,758	182,545,732	148,143,065	126,809,004	123,102,437	794,548,996
% OF NET ASSETS	9.1	7.7	6.3	5.4	5.2	33.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2017*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE TECHNOLOGY SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Technology Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Technology Select Sector Index. The Fund’s benchmark is the Technology Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 25.72%, and for the Index was 25.98%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Expenses of the fund, the effects of cash holdings on the fund performance and the cumulative effect of small weight differences between the securities in the Fund and the index contributed to the difference between the Fund’s performance and that of the Index.

Corporate earnings, profitability and company product mix were primary drivers of Fund performance over the Reporting Period. The Fund had positive performance for each quarter in the Reporting Period. Positive Fund performance was partly driven by strong earnings and revenue growth. Additionally Fund performance was aided by increased product diversification as constituent companies moved to broaden their product offerings (for example, integrating cloud-based services with core software products). Ongoing and increasing social media usage also helped performance of fund constituents. Fund performance was also helped by the surprise presidential election of Donald Trump and the expected favorable environment from his economic agenda as well as the proposed tax plan. Solid macroeconomic data and M&A activity also helped Fund performance despite geopolitical and political tensions globally and within the White House (reactions to multiple North Korean missile tests, investigations into Russian meddling with the election, proposed Middle Eastern travel ban and political gridlock) during the Reporting Period.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Apple Inc., Microsoft Corporation, and Facebook, Inc. Class A. The top negative contributors to the Fund’s performance were Verizon Communications Inc., CenturyLink, Inc., and QUALCOMM Incorporated.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE TECHNOLOGY SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable by an investor in the Fund on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Technology Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2017, as supplemented, is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	TECHNOLOGY SELECT SECTOR INDEX*	S&P 500 INDEX	NET ASSET VALUE	MARKET VALUE	TECHNOLOGY SELECT SECTOR INDEX*	S&P 500 INDEX**
ONE YEAR	25.72%	25.71%	25.98%	18.61%	25.72%	25.71%	25.98%	18.61%
FIVE YEARS	110.12%	110.12%	112.09%	94.44%	16.01%	16.01%	16.23%	14.22%
TEN YEARS	158.28%	158.36%	163.17%	104.88%	9.95%	9.96%	10.16%	7.44%

*	The Technology Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are involved in the development and production of technology products.
**	The S&P 500 Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups.

THE TECHNOLOGY SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE TECHNOLOGY SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2017

DESCRIPTION	APPLE, INC.	MICROSOFT CORP.	FACEBOOK, INC. CLASS A	ALPHABET, INC. CLASS A	ALPHABET, INC. CLASS C	TOTAL
MARKET VALUE	$2,577,131,605	1,857,265,055	1,311,036,812	939,358,395	937,100,343	7,621,892,210
% OF NET ASSETS	14.5	10.4	7.3	5.3	5.2	42.7

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2017*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

THE UTILITIES SELECT SECTOR SPDR FUND —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The Utilities Select Sector SPDR Fund (the “Fund”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in the Utilities Select Sector Index. The Fund’s benchmark is the Utilities Select Sector Index (the “Index”).

For the 12-month period ended September 30, 2017 (the “Reporting Period”), the total return for the Fund was 11.88%, and for the Index was 12.06%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, cumulative security misweights and the Fund’s cash position contributed to the difference between the Fund’s performance and that of the Index.

During the prior twelve month period, the utilities sector was modestly negatively impacted by both the three increases in the Federal Funds rate and the expectations of more rate increases in the near term. These rate increases hurt the utilities sector by making the normally relative high dividend yield marginally less attractive and increasing the borrowing costs for the Fund’s constituent companies. Due to the capital intensive nature of utilities, many of these stocks tend to be more greatly impacted by rising interest rates due to their relatively high debt ratios. Many of this sector’s constituent companies’ returns have also been hurt by reduced electricity demand caused by a relatively mild summer in many part of the United States. Also, the U.S. centric nature of the utilities sector became modestly less appealing to investors as global growth picked up during parts of 2017. Conversely, this sector’s return has been helped by increased demand for energy associated with improvements in the housing market and U.S. economy.

The Fund did not invest in derivatives during the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were NextEra Energy, Inc., Exelon Corporation, and NRG Energy, Inc. The top negative contributors to the Fund’s performance were FirstEnergy Corp., AES Corporation, and SCANA Corporation.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

THE UTILITIES SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED)

The following performance chart of the Fund’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. Market returns do not include brokerage commissions that may be payable by an investor in the Fund on secondary market transactions. If brokerage commissions were included, market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Fund’s performance is negatively impacted by these deductions.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information visit www.sectorspdrs.com. Investment in the Fund poses investment risk including the possible loss of principal. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. The total expense ratio for The Utilities Select Sector SPDR Fund as stated in the Fees and Expenses table of the prospectus dated January 31, 2017, as supplemented, is 0.14%. Fund returns at Net Asset Value shown in the table below for Five years and Ten years reflect the impact of a fee waiver and without this waiver returns would have been lower.

PERFORMANCE AS OF SEPTEMBER 30, 2017

	CUMULATIVE TOTAL RETURN				AVERAGE ANNUAL TOTAL RETURN
	NET ASSET VALUE	MARKET VALUE	UTILITIES SELECT SECTOR INDEX*	S&P 500 INDEX	NET ASSET VALUE	MARKET VALUE	UTILITIES SELECT SECTOR INDEX*	S&P 500 INDEX**
ONE YEAR	11.88%	11.91%	12.06%	18.61%	11.88%	11.91%	12.06%	18.61%
FIVE YEARS	74.01%	74.03%	75.80%	94.44%	11.72%	11.72%	11.95%	14.22%
TEN YEARS	93.58%	94.04%	97.47%	104.88%	6.83%	6.85%	7.04%	7.44%

*	The Utilities Select Sector Index is intended to give investors an efficient, modified market capitalization-based way to track the movements of certain public companies that are components of the S&P 500 and are in the utilities industry.
**	The S&P 500 Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans over 25 separate industry groups.

THE UTILITIES SELECT SECTOR SPDR FUND —

PERFORMANCE SUMMARY (UNAUDITED) (CONTINUED)

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT (BASED ON NET ASSET VALUE)

Past performance is no guarantee of future results.

Index returns are unmanaged and do not reflect the deduction of any fees or expenses. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

Line graph is based on cumulative total return.

THE UTILITIES SELECT SECTOR SPDR FUND —

PORTFOLIO SUMMARY (UNAUDITED)

TOP FIVE HOLDINGS AS OF SEPTEMBER 30, 2017

DESCRIPTION	NEXTERA ENERGY, INC.	DUKE ENERGY CORP.	DOMINION ENERGY, INC.	SOUTHERN CO.	EXELON CORP.	TOTAL
MARKET VALUE	$792,117,991	625,491,846	571,118,242	567,122,234	418,027,230	2,973,877,543
% OF NET ASSETS	10.2	8.0	7.4	7.3	5.4	38.3

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

INDUSTRY BREAKDOWN AS OF SEPTEMBER 30, 2017*

*	The Fund’s industry breakdown is expressed as a percentage of total common stock and may change over time.

The Consumer Discretionary Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AUTO COMPONENTS — 1.8%
BorgWarner, Inc	897,100	$45,958,433
Delphi Automotive PLC	1,203,781	118,452,050
Goodyear Tire & Rubber Co	1,129,516	37,556,407

		201,966,890

AUTOMOBILES — 4.2%
Ford Motor Co	17,569,729	210,309,656
General Motors Co	5,890,301	237,850,354
Harley-Davidson, Inc. (a)	766,266	36,941,684

		485,101,694

DISTRIBUTORS — 1.0%
Genuine Parts Co	662,282	63,347,273
LKQ Corp. (b)	1,386,954	49,916,475

		113,263,748

DIVERSIFIED CONSUMER SERVICES — 0.2%
H&R Block, Inc	927,047	24,548,205

HOTELS, RESTAURANTS & LEISURE — 14.9%
Carnival Corp	1,831,857	118,283,007
Chipotle Mexican Grill, Inc. (a) (b)	112,704	34,693,672
Darden Restaurants, Inc	557,265	43,901,337
Hilton Worldwide Holdings, Inc	915,939	63,611,964
Marriott International, Inc. Class A	1,405,413	154,960,837
McDonald’s Corp	3,638,618	570,098,668
MGM Resorts International	2,326,143	75,809,000
Royal Caribbean Cruises, Ltd	772,974	91,628,338
Starbucks Corp	6,488,526	348,498,731
Wyndham Worldwide Corp	461,746	48,672,646
Wynn Resorts, Ltd	357,871	53,294,149
Yum! Brands, Inc	1,549,044	114,025,129

		1,717,477,478

HOUSEHOLD DURABLES — 3.7%
D.R. Horton, Inc	1,524,816	60,885,903
Garmin, Ltd. (a)	498,450	26,901,347
Leggett & Platt, Inc	594,218	28,362,025
Lennar Corp. Class A	912,488	48,179,366
Mohawk Industries, Inc. (b)	283,039	70,054,983
Newell Brands, Inc	2,201,790	93,950,379
PulteGroup, Inc	1,246,824	34,075,700
Whirlpool Corp	332,234	61,277,239

		423,686,942

INTERNET & CATALOG RETAIL — 22.4%
Amazon.com, Inc. (b)	1,791,218	1,721,987,424
Expedia, Inc. (a)	548,913	79,010,537
Netflix, Inc. (b)	1,939,523	351,732,496
Priceline Group, Inc. (b)	220,373	403,463,296
TripAdvisor, Inc. (a) (b)	496,178	20,110,095

		2,576,303,848

LEISURE EQUIPMENT & PRODUCTS — 0.6%
Hasbro, Inc	511,382	49,946,680
Mattel, Inc. (a)	1,537,512	23,800,686

		73,747,366

MEDIA — 24.0%
CBS Corp. Class B	1,635,336	$94,849,488
Charter Communications, Inc. Class A (b)	903,382	328,307,086
Comcast Corp. Class A	21,130,524	813,102,564
Discovery Communications, Inc. Class A (a) (b)	686,889	14,623,867
Discovery Communications, Inc. Class C (b)	948,043	19,207,351
DISH Network Corp. Class A (b)	1,018,425	55,229,188
Interpublic Group of Cos., Inc	1,785,531	37,121,189
News Corp. Class A	1,718,596	22,788,583
News Corp. Class B	532,979	7,275,163
Omnicom Group, Inc	1,045,825	77,464,258
Scripps Networks Interactive, Inc. Class A	430,071	36,938,798
Time Warner, Inc	3,494,082	357,968,701
Twenty-First Century Fox, Inc. Class A	4,728,292	124,732,343
Twenty-First Century Fox, Inc. Class B	1,971,978	50,857,313
Viacom, Inc. Class B	1,584,483	44,112,007
Walt Disney Co	6,935,348	683,617,252

		2,768,195,151

MULTILINE RETAIL — 3.7%
Dollar General Corp	1,170,427	94,863,108
Dollar Tree, Inc. (b)	1,062,734	92,266,566
Kohl’s Corp. (a)	766,139	34,974,245
Macy’s, Inc	1,373,873	29,977,909
Nordstrom, Inc. (a)	522,846	24,652,189
Target Corp	2,453,468	144,779,147

		421,513,164

SPECIALTY RETAIL — 18.0%
Advance Auto Parts, Inc	332,217	32,955,926
AutoZone, Inc. (b)	126,616	75,350,448
Best Buy Co., Inc	1,192,061	67,899,795
CarMax, Inc. (b)	832,103	63,081,728
Foot Locker, Inc	589,617	20,766,311
Gap, Inc	987,580	29,163,237
Home Depot, Inc	5,295,190	866,081,276
L Brands, Inc. (a)	1,121,190	46,652,716
Lowe’s Cos., Inc	3,792,167	303,145,830
O’Reilly Automotive, Inc. (b)	395,308	85,137,484
Ross Stores, Inc	1,761,298	113,727,012
Signet Jewelers, Ltd. (a)	271,458	18,065,530
Tiffany & Co	458,523	42,083,241
TJX Cos., Inc	2,869,757	211,587,184
Tractor Supply Co	577,833	36,571,051
Ulta Salon Cosmetics & Fragrance, Inc. (b)	262,120	59,254,847

		2,071,523,616

TEXTILES, APPAREL & LUXURY GOODS — 5.3%
Coach, Inc	1,259,377	50,727,705
Hanesbrands, Inc. (a)	1,636,328	40,319,122
Michael Kors Holdings, Ltd. (b)	700,621	33,524,715
NIKE, Inc. Class B	5,902,398	306,039,336
PVH Corp	350,447	44,177,349
Ralph Lauren Corp	251,182	22,176,859
Under Armour, Inc. Class A (a) (b)	815,292	13,436,012

See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Security Description	Shares	Value

Under Armour, Inc. Class C (a) (b)	820,298	$12,320,876
VF Corp. (a)	1,467,756	93,305,249

		616,027,223

TOTAL COMMON STOCKS (Cost $11,448,559,838)		11,493,355,325

SHORT-TERM INVESTMENTS — 0.4%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (c) (d)	20,785,167	20,785,167
State Street Navigator Securities Lending Government Money Market Portfolio (c) (e)	24,093,725	24,093,725

TOTAL SHORT-TERM INVESTMENTS (Cost $44,878,892)		44,878,892

TOTAL INVESTMENTS — 100.2%
(Cost $11,493,438,730)		11,538,234,217
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(19,649,213)

NET ASSETS — 100.0%		$11,518,585,004

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2017.
(e)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Auto Components	$201,966,890	$—	$—	$201,966,890
Automobiles	485,101,694	—	—	485,101,694
Distributors	113,263,748	—	—	113,263,748
Diversified Consumer Services	24,548,205	—	—	24,548,205
Hotels, Restaurants & Leisure	1,717,477,478	—	—	1,717,477,478
Household Durables.	423,686,942	—	—	423,686,942
Internet & Catalog Retail	2,576,303,848	—	—	2,576,303,848
Leisure Equipment & Products	73,747,366	—	—	73,747,366
Media	2,768,195,151	—	—	2,768,195,151
Multiline Retail	421,513,164	—	—	421,513,164
Specialty Retail	2,071,523,616	—	—	2,071,523,616
Textiles, Apparel & Luxury Goods	616,027,223	—	—	616,027,223
Short-Term Investments	44,878,892	—	—	44,878,892

TOTAL INVESTMENTS	$11,538,234,217	$—	$—	$11,538,234,217

See accompanying notes to financial statements.

The Consumer Discretionary Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	28,497,239	$28,497,239	$3,877,033	$32,374,272	$—	$—	—	$—	$1,090
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	140,492,974	119,707,807	—	—	20,785,167	20,785,167	95,147
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	200,127,032	200,127,032	—	—	—	—	83,432
State Street Navigator Securities Lending Government Money Market Portfolio*	50,785,017	50,785,017	294,684,532	321,375,824	—	—	24,093,725	24,093,725	875,559

TOTAL		$79,282,256	$639,181,571	$673,584,935	$—	$—		$44,878,892	$1,055,228

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.7%
BEVERAGES — 24.5%
Brown-Forman Corp. Class B	1,086,357	$58,989,185
Coca-Cola Co	18,958,608	853,326,946
Constellation Brands, Inc. Class A	881,417	175,798,621
Dr. Pepper Snapple Group, Inc	970,454	85,856,065
Molson Coors Brewing Co. Class B	990,281	80,846,541
Monster Beverage Corp. (a)	2,165,151	119,624,593
PepsiCo, Inc	7,056,821	786,341,564

		2,160,783,515

FOOD & STAPLES RETAILING — 20.0%
Costco Wholesale Corp	2,205,638	362,364,267
CVS Health Corp	5,023,762	408,532,326
Kroger Co	4,747,888	95,242,633
Sysco Corp	2,517,016	135,793,013
Wal-Mart Stores, Inc	5,099,867	398,503,607
Walgreens Boots Alliance, Inc	4,628,371	357,402,809

		1,757,838,655

FOOD PRODUCTS — 15.9%
Archer-Daniels-Midland Co	2,927,071	124,429,788
Campbell Soup Co	1,093,461	51,195,844
Conagra Brands, Inc	2,244,334	75,723,829
General Mills, Inc	2,972,594	153,861,466
Hershey Co	756,952	82,636,450
Hormel Foods Corp. (b)	1,534,943	49,333,068
J.M. Smucker Co	620,746	65,134,878
Kellogg Co	1,328,690	82,870,395
Kraft Heinz Co	3,030,522	235,016,981
McCormick & Co., Inc	653,443	67,069,390
Mondelez International, Inc. Class A	7,605,246	309,229,302
Tyson Foods, Inc. Class A	1,525,504	107,471,757

		1,403,973,148

HOUSEHOLD PRODUCTS — 20.9%
Church & Dwight Co., Inc	1,364,990	66,133,766
Clorox Co	686,876	90,605,813
Colgate-Palmolive Co	4,439,114	323,389,455

Kimberly-Clark Corp	1,800,225	$211,850,478
Procter & Gamble Co	12,594,141	1,145,814,948

		1,837,794,460

PERSONAL PRODUCTS — 1.9%
Coty, Inc. Class A (b)	2,719,884	44,959,682
Estee Lauder Cos., Inc. Class A	1,164,719	125,603,297

		170,562,979

TOBACCO — 16.5%
Altria Group, Inc	9,480,063	601,225,596
Philip Morris International, Inc	7,670,225	851,471,677

		1,452,697,273

TOTAL COMMON STOCKS (Cost $9,358,481,776)		8,783,650,030

SHORT-TERM INVESTMENT — 0.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (c) (d) (Cost $3,856,474)	3,856,474	3,856,474

TOTAL INVESTMENTS — 99.8%
(Cost $9,362,338,250)		8,787,506,504
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		21,396,559

NET ASSETS — 100.0%		$8,808,903,063

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2017.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2017.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Beverages	$2,160,783,515	$—	$—	$2,160,783,515
Food & Staples Retailing	1,757,838,655	—	—	1,757,838,655
Food Products	1,403,973,148	—	—	1,403,973,148
Household Products	1,837,794,460	—	—	1,837,794,460
Personal Products	170,562,979	—	—	170,562,979
Tobacco	1,452,697,273	—	—	1,452,697,273
Short-Term Investment	3,856,474	—	—	3,856,474

TOTAL INVESTMENTS	$8,787,506,504	$—	$—	$8,787,506,504

See accompanying notes to financial statements.

The Consumer Staples Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	3,120,524	$3,120,524	$10,694,524	$13,815,048	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	477,589,396	473,732,922	—	—	3,856,474	3,856,474	89,429
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	229,410,325	229,410,325	—	—	—	—	40,840
State Street Navigator Securities Lending Government Money Market Portfolio*	180,000,000	180,000,000	550,258,252	730,258,252	—	—	—	—	428,907

TOTAL		$183,120,524	$1,267,952,497	$1,447,216,547	$—	$—		$3,856,474	$559,176

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.9%
ENERGY EQUIPMENT & SERVICES — 14.6%
Baker Hughes a GE Co	5,883,944	$215,470,029
Halliburton Co	11,348,174	522,356,449
Helmerich & Payne, Inc. (a)	1,703,526	88,770,740
National Oilwell Varco, Inc. (a)	5,288,801	188,968,860
Schlumberger, Ltd	17,803,497	1,241,971,951
TechnipFMC PLC (b)	6,190,881	172,849,397

		2,430,387,426

OIL, GAS & CONSUMABLE FUELS — 85.3%
Anadarko Petroleum Corp	7,436,865	363,290,855
Andeavor	1,995,510	205,836,857
Apache Corp. (a)	5,192,896	237,834,637
Cabot Oil & Gas Corp	6,499,774	173,868,955
Chesapeake Energy Corp. (a) (b)	15,468,187	66,513,204
Chevron Corp	24,082,313	2,829,671,778
Cimarex Energy Co	1,356,385	154,180,283
Concho Resources, Inc. (b)	2,011,740	264,986,393
ConocoPhillips	15,720,859	786,828,993
Devon Energy Corp	7,114,820	261,185,042
EOG Resources, Inc	7,474,210	723,055,075
EQT Corp. (a)	2,459,688	160,470,045
Exxon Mobil Corp	46,845,813	3,840,419,750
Hess Corp	3,789,432	177,686,466
Kinder Morgan, Inc	25,160,821	482,584,547
Marathon Oil Corp	12,022,672	163,027,432
Marathon Petroleum Corp	6,713,457	376,490,669
Newfield Exploration Co. (b)	3,109,321	92,253,554
Noble Energy, Inc	6,769,113	191,972,045
Occidental Petroleum Corp	9,927,092	637,418,577
ONEOK, Inc	5,116,644	283,513,244
Phillips 66	5,618,804	514,738,634
Pioneer Natural Resources Co	2,266,261	334,364,148
Range Resources Corp. (a)	3,717,932	72,759,929

Valero Energy Corp	5,812,001	$447,117,237
Williams Cos., Inc	11,029,314	330,989,713

		14,173,058,062

TOTAL COMMON STOCKS (Cost $19,386,711,077)		16,603,445,488

SHORT-TERM INVESTMENTS — 0.3%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (c) (d)	11,263,378	11,263,378
State Street Navigator Securities Lending Government Money Market Portfolio (c) (e)	42,538,543	42,538,543

TOTAL SHORT-TERM INVESTMENTS (Cost $53,801,921)		53,801,921

TOTAL INVESTMENTS — 100.2%
(Cost $19,440,512,998)		16,657,247,409
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(39,412,460)

NET ASSETS — 100.0%		$16,617,834,949

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2017.
(e)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Energy Equipment & Services	$2,430,387,426	$—	$—	$2,430,387,426
Oil, Gas & Consumable Fuels	14,173,058,062	—	—	14,173,058,062
Short-Term Investments	53,801,921	—	—	53,801,921

TOTAL INVESTMENTS	$16,657,247,409	$—	$—	$16,657,247,409

See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	4,913,487	$4,913,487	$922,513	$5,836,000	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	451,640,092	440,376,714	—	—	11,263,378	11,263,378	140,857
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	279,156,049	279,156,049	—	—	—	—	81,771
State Street Navigator Securities Lending Government Money Market Portfolio*	110,721,515	110,721,515	229,398,218	297,581,190	—	—	42,538,543	42,538,543	237,014

TOTAL		$115,635,002	$961,116,872	$1,022,949,953	$—	$—		$53,801,921	$459,642

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.8%
BANKS — 44.1%
Bank of America Corp	85,206,586	$2,159,134,889
BB&T Corp	7,017,409	329,397,178
Citigroup, Inc	23,659,591	1,720,998,649
Citizens Financial Group, Inc	4,347,660	164,645,884
Comerica, Inc	1,527,530	116,489,438
Fifth Third Bancorp	6,397,775	179,009,745
Huntington Bancshares, Inc	9,466,217	132,148,389
JPMorgan Chase & Co	30,558,774	2,918,668,505
KeyCorp	9,444,646	177,748,238
M&T Bank Corp	1,319,148	212,435,594
People’s United Financial, Inc. (a)	2,990,225	54,242,682
PNC Financial Services Group, Inc	4,161,037	560,782,956
Regions Financial Corp	10,378,468	158,064,068
SunTrust Banks, Inc	4,168,162	249,131,043
US Bancorp.	13,800,160	739,550,574
Wells Fargo & Co	38,795,903	2,139,594,050
Zions Bancorp	1,755,870	82,841,947

		12,094,883,829

CAPITAL MARKETS — 20.6%
Affiliated Managers Group, Inc	486,002	92,257,760
Ameriprise Financial, Inc	1,301,667	193,310,566
Bank of New York Mellon Corp	8,971,670	475,677,943
BlackRock, Inc	1,076,673	481,369,732
CBOE Holdings, Inc. (a)	979,480	105,421,432
Charles Schwab Corp	10,349,158	452,672,171
CME Group, Inc	2,951,518	400,461,962
E*TRADE Financial Corp. (b)	2,388,882	104,179,144
Franklin Resources, Inc	2,857,423	127,183,898
Goldman Sachs Group, Inc	3,124,001	740,981,797
Intercontinental Exchange, Inc	5,110,388	351,083,656
Invesco, Ltd	3,533,522	123,814,611
Moody’s Corp	1,442,925	200,869,589
Morgan Stanley	12,280,262	591,540,221
Nasdaq, Inc	1,014,165	78,668,779
Northern Trust Corp	1,865,123	171,460,757
Raymond James Financial, Inc	1,114,858	94,015,975
S&P Global, Inc	2,231,476	348,802,014
State Street Corp. (c)	3,247,550	310,270,927
T Rowe Price Group, Inc	2,086,866	189,174,403

		5,633,217,337

CONSUMER FINANCE — 5.0%
American Express Co	6,371,701	576,384,072
Capital One Financial Corp	4,200,312	355,598,414
Discover Financial Services	3,233,898	208,521,743
Navient Corp	2,379,875	35,745,722
Synchrony Financial	6,491,693	201,567,068

		1,377,817,019

DIVERSIFIED FINANCIAL SERVICES — 11.4%
Berkshire Hathaway, Inc. Class B (b)	16,709,627	3,063,208,822
Leucadia National Corp	2,749,856	69,433,864

		3,132,642,686

INSURANCE — 18.7%
Aflac, Inc	3,432,217	$279,348,142
Allstate Corp	3,137,959	288,409,812
American International Group, Inc	7,845,464	481,633,035
Aon PLC	2,208,414	322,649,285
Arthur J Gallagher & Co	1,564,758	96,310,855
Assurant, Inc	467,858	44,689,796
Brighthouse Financial, Inc. (b)	831,786	50,572,589
Chubb, Ltd	4,042,000	576,187,100
Cincinnati Financial Corp	1,295,773	99,217,339
Everest Re Group, Ltd	356,802	81,490,009
Hartford Financial Services Group, Inc	3,163,349	175,344,435
Lincoln National Corp	1,923,950	141,371,846
Loews Corp	2,396,833	114,712,427
Marsh & McLennan Cos., Inc	4,450,835	373,024,481
MetLife, Inc	9,229,379	479,466,239
Principal Financial Group, Inc	2,333,669	150,148,264
Progressive Corp	5,052,898	244,661,321
Prudential Financial, Inc	3,708,126	394,247,956
Torchmark Corp	939,068	75,209,956
Travelers Cos., Inc	2,396,281	293,592,348
Unum Group	1,959,393	100,183,764
Willis Towers Watson PLC	1,166,293	179,877,369
XL Group, Ltd	2,240,293	88,379,559

		5,130,727,927

TOTAL COMMON STOCKS (Cost $25,026,257,567)		27,369,288,798

SHORT-TERM INVESTMENT — 0.2%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (d) (e) (Cost $39,927,132)	39,927,132	39,927,132

TOTAL INVESTMENTS — 100.0%
(Cost $25,066,184,699)		27,409,215,930
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0% (f)		9,635,786

NET ASSETS — 100.0%		$27,418,851,716

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	The Fund invested in an affiliated entity, State Street Corp. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2017.
(f)	Amount is less than 0.05% of net assets.

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Banks	$12,094,883,829	$—	$—	$12,094,883,829
Capital Markets	5,633,217,337	—	—	5,633,217,337
Consumer Finance	1,377,817,019	—	—	1,377,817,019
Diversified Financial Services	3,132,642,686	—	—	3,132,642,686
Insurance	5,130,727,927	—	—	5,130,727,927
Short-Term Investment	39,927,132	—	—	39,927,132

TOTAL INVESTMENTS	$27,409,215,930	$—	$—	$27,409,215,930

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Corp.	1,830,359	$127,447,897	$292,859,193	$176,434,498	$16,619,598	$49,778,737	3,247,550	$310,270,927	$4,623,857
State Street Institutional Liquid Reserves Fund, Premier Class	13,433,038	13,433,038	2,992,289	16,425,327	—	—	—	—	219
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	346,122,500	306,195,368	—	—	39,927,132	39,927,132	165,797
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	423,041,034	423,041,034	—	—	—	—	99,671
State Street Navigator Securities Lending Government Money Market Portfolio*	2,032,880	2,032,880	11,435	2,044,315	—	—	—	—	—
The Real Estate Select Sector SPDR Fund	540	17,696	—	17,039	(1,013)	356	—	—	—

TOTAL		$142,931,511	$1,065,026,451	$924,157,581	$16,618,585	$49,779,093		$350,198,059	$4,889,544

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.8%
BIOTECHNOLOGY — 21.9%
AbbVie, Inc	8,978,331	$797,814,493
Alexion Pharmaceuticals, Inc. (a)	1,256,762	176,311,141
Amgen, Inc	4,108,771	766,080,353
Biogen, Inc. (a)	1,217,296	381,159,724
Celgene Corp. (a)	4,404,861	642,316,831
Gilead Sciences, Inc	7,354,111	595,830,073
Incyte Corp. (a)	961,157	112,205,468
Regeneron Pharmaceuticals, Inc. (a)	432,620	193,433,054
Vertex Pharmaceuticals, Inc. (a)	1,419,908	215,882,812

		3,881,033,949

HEALTH CARE EQUIPMENT & SUPPLIES — 18.9%
Abbott Laboratories	8,297,850	442,773,276
Align Technology, Inc. (a)	406,036	75,632,326
Baxter International, Inc	2,865,471	179,808,305
Becton Dickinson and Co	1,316,750	258,017,163
Boston Scientific Corp. (a)	7,798,321	227,477,024
C.R. Bard, Inc	435,668	139,631,594
Cooper Cos., Inc	275,113	65,232,043
Danaher Corp	3,445,937	295,592,476
DENTSPLY SIRONA, Inc	1,292,452	77,301,554
Edwards Lifesciences Corp. (a)	1,183,411	129,358,656
Hologic, Inc. (a)	1,587,063	58,229,341
IDEXX Laboratories, Inc. (a)	528,000	82,098,720
Intuitive Surgical, Inc. (a)	209,999	219,633,754
Medtronic PLC	7,663,263	595,971,964
ResMed, Inc	801,670	61,696,523
Stryker Corp	1,842,165	261,624,273
Varian Medical Systems, Inc. (a)	517,008	51,731,821
Zimmer Biomet Holdings, Inc	1,153,607	135,075,844

		3,356,886,657

HEALTH CARE PROVIDERS & SERVICES — 19.0%
Aetna, Inc	1,918,596	305,075,950
AmerisourceBergen Corp	947,703	78,422,423
Anthem, Inc	1,517,943	288,227,017
Cardinal Health, Inc	1,799,905	120,449,643
Centene Corp. (a)	971,926	94,053,279
Cigna Corp	1,466,765	274,197,049
DaVita, Inc. (a)	861,233	51,148,628
Envision Healthcare Corp. (a)	710,197	31,923,355
Express Scripts Holding Co. (a)	3,423,336	216,765,636
HCA Healthcare, Inc. (a)	1,614,315	128,483,331
Henry Schein, Inc. (a)	893,493	73,257,491
Humana, Inc	874,765	213,118,997
Laboratory Corp. of America Holdings (a)	573,301	86,551,252
McKesson Corp	1,219,702	187,358,424
Patterson Cos., Inc. (b)	462,383	17,871,103
Quest Diagnostics, Inc	796,739	74,606,640
UnitedHealth Group, Inc	5,489,598	1,075,137,768
Universal Health Services, Inc. Class B	497,652	55,209,513

		3,371,857,499

HEALTH CARE TECHNOLOGY — 0.7%
Cerner Corp. (a)	1,774,838	126,581,446

LIFE SCIENCES TOOLS & SERVICES — 5.7%
Agilent Technologies, Inc	1,809,566	$116,174,137
Illumina, Inc. (a)	823,644	164,069,885
Mettler-Toledo International, Inc. (a)	144,552	90,512,680
PerkinElmer, Inc	618,511	42,658,704
Quintiles IMS Holdings, Inc. (a)	854,197	81,208,509
Thermo Fisher Scientific, Inc	2,254,130	426,481,396
Waters Corp. (a)	449,503	80,694,778

		1,001,800,089

PHARMACEUTICALS — 33.6%
Allergan PLC	1,986,608	407,155,309
Bristol-Myers Squibb Co	9,281,747	591,618,554
Eli Lilly & Co	5,455,911	466,698,627
Johnson & Johnson	15,114,133	1,964,988,431
Merck & Co., Inc	15,402,789	986,240,580
Mylan NV (a)	3,023,383	94,843,525
Perrigo Co. PLC	746,317	63,175,734
Pfizer, Inc	33,607,236	1,199,778,325
Zoetis, Inc	2,768,751	176,535,564

		5,951,034,649

TOTAL COMMON STOCKS (Cost $17,038,820,656)		17,689,194,289

SHORT-TERM INVESTMENT — 0.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (c) (d) (Cost $10,549,299)	10,549,299	10,549,299

TOTAL INVESTMENTS — 99.9%
(Cost $17,049,369,955)		17,699,743,588
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		11,882,999

NET ASSETS — 100.0%		$17,711,626,587

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2017.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2017.

See accompanying notes to financial statements.

The Health Care Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Biotechnology	$3,881,033,949	$—	$—	$3,881,033,949
Health Care Equipment & Supplies	3,356,886,657	—	—	3,356,886,657
Health Care Providers & Services	3,371,857,499	—	—	3,371,857,499
Health Care Technology	126,581,446	—	—	126,581,446
Life Sciences Tools & Services	1,001,800,089	—	—	1,001,800,089
Pharmaceuticals	5,951,034,649	—	—	5,951,034,649
Short-Term Investment	10,549,299	—	—	10,549,299

TOTAL INVESTMENTS	$17,699,743,588	$—	$—	$17,699,743,588

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	5,734,739	$5,734,739	$599,604	$6,334,343	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	188,076,812	177,527,513	—	—	10,549,299	10,549,299	89,350
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	337,283,000	337,283,000	—	—	—	—	72,068
State Street Navigator Securities Lending Government Money Market Portfolio*	6,558,639	6,558,639	17,370,405	23,929,044	—	—	—	—	476

TOTAL		$12,293,378	$543,329,821	$545,073,900	$—	$—		$10,549,299	$161,894

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.8%
AEROSPACE & DEFENSE — 24.8%
Arconic, Inc	1,834,602	$45,644,898
Boeing Co	2,758,423	701,218,711
General Dynamics Corp	1,440,146	296,065,214
L3 Technologies, Inc	372,153	70,124,790
Lockheed Martin Corp	1,262,549	391,756,329
Northrop Grumman Corp	893,065	256,952,662
Raytheon Co	1,508,276	281,414,136
Rockwell Collins, Inc	998,469	130,509,883
Textron, Inc	1,582,243	85,251,253
TransDigm Group, Inc. (a)	231,578	59,202,916
United Technologies Corp	3,665,686	425,512,831

		2,743,653,623

AIR FREIGHT & LOGISTICS — 7.1%
C.H. Robinson Worldwide, Inc. (a)	667,024	50,760,526
Expeditors International of Washington, Inc	853,186	51,071,714
FedEx Corp	1,258,532	283,899,649
United Parcel Service, Inc. Class B	3,334,866	400,484,058

		786,215,947

AIRLINES — 4.8%
Alaska Air Group, Inc	585,360	44,645,407
American Airlines Group, Inc	2,048,793	97,297,180
Delta Air Lines, Inc	3,152,931	152,034,333
Southwest Airlines Co	2,858,876	160,039,878
United Continental Holdings, Inc. (b)	1,224,913	74,572,703

		528,589,501

BUILDING PRODUCTS — 3.4%
Allegion PLC	451,079	39,004,801
AO Smith Corp	696,444	41,389,667
Fortune Brands Home & Security, Inc	728,540	48,979,744
Johnson Controls International PLC	4,441,444	178,945,779
Masco Corp	1,686,114	65,775,307

		374,095,298

COMMERCIAL SERVICES & SUPPLIES — 3.0%
Cintas Corp	493,532	71,206,797
Republic Services, Inc	1,088,639	71,915,492
Stericycle, Inc. (b)	403,682	28,911,705
Waste Management, Inc	2,100,176	164,380,776

		336,414,770

CONSTRUCTION & ENGINEERING — 0.9%
Fluor Corp	962,743	40,531,480
Jacobs Engineering Group, Inc	570,315	33,232,255
Quanta Services, Inc. (b)	719,607	26,891,714

		100,655,449

ELECTRICAL EQUIPMENT — 5.9%
Acuity Brands, Inc. (a)	199,742	34,211,810
AMETEK, Inc	1,089,817	71,971,515
Eaton Corp. PLC	2,589,359	198,836,877
Emerson Electric Co	3,231,071	203,040,502
Rockwell Automation, Inc	789,406	140,680,043

		648,740,747

INDUSTRIAL CONGLOMERATES — 18.2%
3M Co	2,909,912	$610,790,529
General Electric Co	30,477,543	736,946,990
Honeywell International, Inc	3,824,859	542,135,515
Roper Technologies, Inc	486,101	118,316,983

		2,008,190,017

MACHINERY — 17.4%
Caterpillar, Inc	2,997,573	373,827,329
Cummins, Inc	1,381,197	232,082,532
Deere & Co	1,704,392	214,054,591
Dover Corp	892,128	81,531,578
Flowserve Corp	618,491	26,341,532
Fortive Corp	1,629,703	115,366,676
Illinois Tool Works, Inc	1,564,816	231,530,175
Ingersoll-Rand PLC	1,212,055	108,078,944
PACCAR, Inc	1,943,778	140,612,901
Parker-Hannifin Corp	795,607	139,247,137
Pentair PLC	793,475	53,924,561
Snap-on, Inc. (a)	274,329	40,877,764
Stanley Black & Decker, Inc	728,364	109,961,113
Xylem, Inc	850,962	53,295,750

		1,920,732,583

PROFESSIONAL SERVICES — 3.0%
Equifax, Inc	774,573	82,096,992
IHS Markit, Ltd. (b)	1,737,039	76,568,679
Nielsen Holdings PLC	1,590,529	65,927,427
Robert Half International, Inc	851,615	42,870,299
Verisk Analytics, Inc. (b)	739,457	61,515,428

		328,978,825

ROAD & RAIL — 9.7%
CSX Corp	5,233,248	283,956,037
JB Hunt Transport Services, Inc	406,184	45,118,919
Kansas City Southern	502,315	54,591,594
Norfolk Southern Corp	1,610,714	213,000,819
Union Pacific Corp	4,141,063	480,239,076

		1,076,906,445

TRADING COMPANIES & DISTRIBUTORS — 1.6%
Fastenal Co	1,369,570	62,425,001
United Rentals, Inc. (b)	400,226	55,527,355
W.W. Grainger, Inc. (a)	326,882	58,757,039

		176,709,395

TOTAL COMMON STOCKS (Cost $10,609,769,085)		11,029,882,600

SHORT-TERM INVESTMENT — 0.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (c) (d) (Cost $15,980,490)	15,980,490	15,980,490

TOTAL INVESTMENTS — 99.9%
(Cost $10,625,749,575)		11,045,863,090
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		9,816,171

NET ASSETS — 100.0%		$11,055,679,261

See accompanying notes to financial statements.

The Industrial Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2017.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense.	$2,743,653,623	$—	$—	$2,743,653,623
Air Freight & Logistics	786,215,947	—	—	786,215,947
Airlines.	528,589,501	—	—	528,589,501
Building Products	374,095,298	—	—	374,095,298
Commercial Services & Supplies	336,414,770	—	—	336,414,770
Construction & Engineering	100,655,449	—	—	100,655,449
Electrical Equipment	648,740,747	—	—	648,740,747
Industrial Conglomerates	2,008,190,017	—	—	2,008,190,017
Machinery	1,920,732,583	—	—	1,920,732,583
Professional Services	328,978,825	—	—	328,978,825
Road & Rail	1,076,906,445	—	—	1,076,906,445
Trading Companies & Distributors	176,709,395	—	—	176,709,395
Short-Term Investment	15,980,490	—	—	15,980,490

TOTAL INVESTMENTS	$11,045,863,090	$—	$—	$11,045,863,090

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	6,148,750	$6,148,750	$673,408	$6,822,158	$—	$—	—	$—	$86
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	158,347,688	142,367,198	—	—	15,980,490	15,980,490	57,756
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	191,003,404	191,003,404	—	—	—	—	65,526
State Street Navigator Securities Lending Government Money Market Portfolio*	—	—	5,652,423	5,652,423	—	—	—	—	323

TOTAL		$6,148,750	$355,676,923	$345,845,183	$—	$—		$15,980,490	$123,691

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.8%
CHEMICALS — 72.8%
Air Products & Chemicals, Inc	1,393,924	$210,789,187
Albemarle Corp	731,209	99,671,099
CF Industries Holdings, Inc	1,602,298	56,336,798
DowDuPont, Inc	13,413,810	928,638,066
Eastman Chemical Co	965,388	87,357,960
Ecolab, Inc	1,665,000	214,135,650
FMC Corp	897,893	80,190,824
International Flavors & Fragrances, Inc	530,332	75,789,746
LyondellBasell Industries NV Class A	1,850,015	183,243,986
Monsanto Co	2,791,666	334,497,420
Mosaic Co	2,429,087	52,443,988
PPG Industries, Inc	1,656,433	179,988,010
Praxair, Inc	1,824,106	254,900,573
Sherwin-Williams Co	530,329	189,878,995

		2,947,862,302

CONSTRUCTION MATERIALS — 4.7%
Martin Marietta Materials, Inc	418,545	86,316,535
Vulcan Materials Co	871,689	104,254,005

		190,570,540

CONTAINERS & PACKAGING — 13.1%
Avery Dennison Corp	603,705	59,368,350
Ball Corp	2,327,847	96,140,081
International Paper Co	2,679,777	152,264,929
Packaging Corp. of America	634,525	72,767,327
Sealed Air Corp	1,306,798	55,826,410
WestRock Co	1,681,478	95,390,247

		531,757,344

METALS & MINING — 9.2%
Freeport-McMoRan, Inc. (a)	8,799,113	$123,539,546
Newmont Mining Corp	3,480,195	130,542,114
Nucor Corp	2,093,752	117,333,862

		371,415,522

TOTAL COMMON STOCKS (Cost $4,018,231,664)		4,041,605,708

SHORT-TERM INVESTMENT — 0.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (b) (c) (Cost $4,874,539)	4,874,539	4,874,539

TOTAL INVESTMENTS — 99.9%
(Cost $4,023,106,203)		4,046,480,247
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		4,921,604

NET ASSETS — 100.0%		$4,051,401,851

(a)	Non-income producing security.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at September 30, 2017.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Chemicals.	$2,947,862,302	$—	$—	$2,947,862,302
Construction Materials.	190,570,540	—	—	190,570,540
Containers & Packaging	531,757,344	—	—	531,757,344
Metals & Mining.	371,415,522	—	—	371,415,522
Short-Term Investment	4,874,539	—	—	4,874,539

TOTAL INVESTMENTS	$4,046,480,247	$—	$—	$4,046,480,247

See accompanying notes to financial statements.

The Materials Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	1,117,308	$1,117,308	$482,047	$1,599,355	$—	$—	—	$—	$—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	92,931,588	88,057,049	—	—	4,874,539	4,874,539	26,041
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	68,440,077	68,440,077	—	—	—	—	15,181

TOTAL		$1,117,308	$161,853,712	$158,096,481	$—	$—		$4,874,539	$41,222

See accompanying notes to financial statements.

The Real Estate Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.8%
REAL ESTATE INVESTMENT TRUSTS (REITS) — 98.0%
Alexandria Real Estate Equities, Inc. REIT	341,508	$40,629,207
American Tower Corp. REIT	1,565,326	213,948,758
Apartment Investment & Management Co. Class A REIT	570,846	25,037,306
AvalonBay Communities, Inc. REIT	503,646	89,860,519
Boston Properties, Inc. REIT	562,809	69,157,970
Crown Castle International Corp. REIT	1,481,727	148,143,065
Digital Realty Trust, Inc. REIT	746,661	88,352,396
Duke Realty Corp. REIT	1,297,472	37,393,143
Equinix, Inc. REIT	284,134	126,809,004
Equity Residential REIT	1,339,699	88,326,355
Essex Property Trust, Inc. REIT	240,690	61,142,481
Extra Space Storage, Inc. REIT (a)	459,288	36,706,297
Federal Realty Investment Trust REIT	263,549	32,735,421
GGP, Inc. REIT (a)	2,279,399	47,343,117
HCP, Inc. REIT	1,710,431	47,601,295
Host Hotels & Resorts, Inc. REIT	2,699,142	49,907,136
Iron Mountain, Inc. REIT	962,408	37,437,671
Kimco Realty Corp. REIT (a)	1,547,502	30,253,664
Macerich Co. REIT	397,113	21,829,302
Mid-America Apartment Communities, Inc. REIT	414,380	44,288,934
Prologis, Inc. REIT	1,939,843	123,102,437
Public Storage REIT	545,761	116,787,396
Realty Income Corp. REIT (a)	999,614	57,167,925
Regency Centers Corp. REIT	539,650	33,479,886
SBA Communications Corp. REIT (b)	439,027	63,241,839
Simon Property Group, Inc. REIT	1,133,754	182,545,732
SL Green Realty Corp. REIT	360,945	36,570,947
UDR, Inc. REIT	975,910	37,113,857
Ventas, Inc. REIT	1,298,972	84,602,046

Vornado Realty Trust REIT	628,800	$48,342,144
Welltower, Inc. REIT	1,345,463	94,559,140
Weyerhaeuser Co. REIT	2,746,221	93,453,901

		2,307,870,291

REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.8%
CBRE Group, Inc. Class A (b)	1,096,982	41,553,678

TOTAL COMMON STOCKS (Cost $2,434,228,038)		2,349,423,969

SHORT-TERM INVESTMENT — 0.3%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (c) (d) (Cost $6,853,382)	6,853,382	6,853,382

TOTAL INVESTMENTS — 100.1%
(Cost $2,441,081,420)		2,356,277,351
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(1,459,411)

NET ASSETS — 100.0%		$2,354,817,940

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2017.
REIT	= Real Estate Investment Trust

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Real Estate Investment Trusts (REITs)	$2,307,870,291	$—	$—	$2,307,870,291
Real Estate Management & Development	41,553,678	—	—	41,553,678
Short-Term Investment	6,853,382	—	—	6,853,382

TOTAL INVESTMENTS	$2,356,277,351	$—	$—	$2,356,277,351

See accompanying notes to financial statements.

The Real Estate Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	2,733,411	$2,733,411	$4,059,927	$6,793,338	$—	$—	—	$—	$208
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	69,653,546	62,800,164	—	—	6,853,382	6,853,382	19,597
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	108,923,203	108,923,203	—	—	—	—	10,923
State Street Navigator Securities Lending Government Montey Market Portfolio*	55,520	55,520	37	55,557	—	—	—	—	—

TOTAL		$2,788,931	$182,636,713	$178,572,262	$—	$—		$6,853,382	$30,728

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.8%
COMMUNICATIONS EQUIPMENT — 4.0%
Cisco Systems, Inc	16,253,119	$546,592,392
F5 Networks, Inc. (a)	222,019	26,766,611
Harris Corp	410,424	54,044,632
Juniper Networks, Inc	1,325,908	36,900,020
Motorola Solutions, Inc	556,970	47,270,044

		711,573,699

DIVERSIFIED TELECOMMUNICATION SERVICES — 7.9%
AT&T, Inc	19,875,705	778,531,365
CenturyLink, Inc. (b)	1,850,122	34,967,306
Level 3 Communications, Inc. (a)	989,236	52,716,386
Verizon Communications, Inc	10,924,501	540,653,555

		1,406,868,612

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.6%
Amphenol Corp. Class A	1,022,378	86,534,074
Corning, Inc	3,006,207	89,945,713
FLIR Systems, Inc	506,070	19,691,184
TE Connectivity, Ltd	1,177,826	97,830,228

		294,001,199

INTERNET SOFTWARE & SERVICES — 18.9%
Akamai Technologies, Inc. (a)	589,808	28,735,446
Alphabet, Inc. Class A (a)	964,711	939,358,395
Alphabet, Inc. Class C (a)	977,052	937,100,343
eBay, Inc. (a)	3,299,965	126,916,654
Facebook, Inc. Class A (a)	7,672,715	1,311,036,812
VeriSign, Inc. (a) (b)	298,828	31,792,311

		3,374,939,961

IT SERVICES — 15.8%
Accenture PLC Class A	2,017,498	272,503,455
Alliance Data Systems Corp	164,804	36,512,326
Automatic Data Processing, Inc	1,459,571	159,560,302
Cognizant Technology Solutions Corp. Class A	1,945,005	141,090,663
CSRA, Inc	629,479	20,313,287
DXC Technology Co	918,676	78,895,895
Fidelity National Information Services, Inc	1,104,335	103,133,846
Fiserv, Inc. (a)	698,440	90,070,822
Gartner, Inc. (a)	293,220	36,479,500
Global Payments, Inc	520,453	49,458,649
International Business Machines Corp	2,817,963	408,830,072
Mastercard, Inc. Class A	3,042,906	429,658,327
Paychex, Inc	1,069,470	64,125,421
PayPal Holdings, Inc. (a)	3,713,285	237,761,638
Total System Services, Inc	579,559	37,961,114
Visa, Inc. Class A	5,946,482	625,807,766
Western Union Co	1,597,793	30,677,626

		2,822,840,709

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 14.9%
Advanced Micro Devices, Inc. (a) (b)	2,965,232	37,806,708
Analog Devices, Inc	1,232,414	106,197,114
Applied Materials, Inc	3,533,285	184,048,816
Broadcom, Ltd	1,329,844	322,540,364

Intel Corp	15,271,612	$581,542,985
KLA-Tencor Corp	534,152	56,620,112
Lam Research Corp	548,207	101,440,223
Microchip Technology, Inc. (b)	794,730	71,350,859
Micron Technology, Inc. (a)	3,760,521	147,901,291
NVIDIA Corp	1,990,860	355,906,042
Qorvo, Inc. (a) (b)	447,730	31,645,556
QUALCOMM, Inc	4,818,801	249,806,644
Skyworks Solutions, Inc	625,191	63,706,963
Texas Instruments, Inc	3,235,954	290,070,917
Xilinx, Inc. (b)	846,195	59,935,992

		2,660,520,586

SOFTWARE — 20.1%
Activision Blizzard, Inc	2,517,171	162,382,701
Adobe Systems, Inc. (a)	1,617,393	241,282,688
ANSYS, Inc. (a)	274,380	33,674,658
Autodesk, Inc. (a)	744,577	83,586,214
CA, Inc	1,079,231	36,024,731
Cadence Design Systems, Inc. (a)	898,422	35,460,716
Citrix Systems, Inc. (a)	488,322	37,512,896
Electronic Arts, Inc. (a)	1,026,156	121,147,977
Intuit, Inc	804,936	114,413,603
Microsoft Corp	24,933,079	1,857,265,055
Oracle Corp	9,821,561	474,872,474
Red Hat, Inc. (a)	600,407	66,561,120
salesforce.com, Inc. (a)	2,235,891	208,876,937
Symantec Corp	2,083,480	68,358,979
Synopsys, Inc. (a)	487,225	39,236,229

		3,580,656,978

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 16.6%
Apple, Inc	16,721,591	2,577,131,605
Hewlett Packard Enterprise Co	5,425,519	79,809,384
HP, Inc	5,563,810	111,053,647
NetApp, Inc	949,433	41,547,188
Seagate Technology PLC (b)	1,013,017	33,601,774
Western Digital Corp	999,304	86,339,866
Xerox Corp	739,513	24,618,388

		2,954,101,852

TOTAL COMMON STOCKS (Cost $15,478,135,440)		17,805,503,596

SHORT-TERM INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (c) (d)	26,740,576	26,740,576
State Street Navigator Securities Lending Government Money Market Portfolio (c) (e)	979,738	979,738

TOTAL SHORT-TERM INVESTMENTS (Cost $27,720,314)		27,720,314

TOTAL INVESTMENTS — 100.0%
(Cost $15,505,855,754)		17,833,223,910
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)% (f)		(779,606)

NET ASSETS — 100.0%		$17,832,444,304

See accompanying notes to financial statements.

The Technology Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2017.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2017.
(e)	Investment of cash collateral for securities loaned.
(f)	Amount is less than 0.05% of net assets.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Communications Equipment	$711,573,699	$—	$—	$711,573,699
Diversified Telecommunication Services	1,406,868,612	—	—	1,406,868,612
Electronic Equipment, Instruments & Components	294,001,199	—	—	294,001,199
Internet Software & Services	3,374,939,961	—	—	3,374,939,961
IT Services	2,822,840,709	—	—	2,822,840,709
Semiconductors & Semiconductor Equipment	2,660,520,586	—	—	2,660,520,586
Software	3,580,656,978	—	—	3,580,656,978
Technology Hardware, Storage & Peripherals	2,954,101,852	—	—	2,954,101,852
Short-Term Investments	27,720,314	—	—	27,720,314

TOTAL INVESTMENTS	$17,833,223,910	$—	$—	$17,833,223,910

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	27,822,383	$27,822,383	$2,030,483	$29,852,866	$—	$—	—	$—	$712
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	211,247,493	184,506,917	—	—	26,740,576	26,740,576	151,358
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	343,519,938	343,519,938	—	—	—	—	97,104
State Street Navigator Securities Lending Government Money Market Portfolio*	29,868,275	29,868,275	76,506,528	105,395,065	—	—	979,738	979,738	19,578

TOTAL		$57,690,658	$633,304,442	$663,274,786	$—	$—		$27,720,314	$268,752

*	Effective October 5, 2016, the name of State Street Navigator Securities Lending Prime Portfolio was changed to State Street Navigator Securities Lending Government Money Market Portfolio.

See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS

September 30, 2017

Security Description	Shares	Value

COMMON STOCKS — 99.6%
ELECTRIC UTILITIES — 62.3%
Alliant Energy Corp	2,668,894	$110,945,923
American Electric Power Co., Inc	5,704,374	400,675,230
Duke Energy Corp	7,453,430	625,491,846
Edison International	3,778,211	291,564,543
Entergy Corp	2,072,608	158,264,347
Eversource Energy	3,658,459	221,117,262
Exelon Corp	11,097,086	418,027,230
FirstEnergy Corp	5,129,768	158,150,747
NextEra Energy, Inc	5,405,104	792,117,991
PG&E Corp	5,952,503	405,305,929
Pinnacle West Capital Corp	1,318,689	111,508,342
PPL Corp	7,917,071	300,452,844
Southern Co	11,540,949	567,122,234
Xcel Energy, Inc	5,912,721	279,789,958

		4,840,534,426

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.2%
AES Corp	7,667,964	84,500,963
NRG Energy, Inc	3,465,234	88,675,338

		173,176,301

MULTI-UTILITIES — 32.9%
Ameren Corp.	2,824,865	163,390,192
CenterPoint Energy, Inc	5,047,014	147,423,279
CMS Energy Corp	3,328,165	154,160,603
Consolidated Edison, Inc (a)	3,603,414	290,723,442
Dominion Energy, Inc	7,423,869	571,118,242
DTE Energy Co	2,093,075	224,712,532
NiSource, Inc	3,822,857	97,826,911

Public Service Enterprise Group, Inc	5,840,502	$270,123,217
SCANA Corp	1,650,111	80,013,882
Sempra Energy	2,914,444	332,625,494
WEC Energy Group, Inc	3,643,448	228,735,665

		2,560,853,459

WATER UTILITIES — 2.2%
American Water Works Co., Inc	2,058,315	166,538,267

TOTAL COMMON STOCKS (Cost $8,045,918,369)		7,741,102,453

SHORT-TERM INVESTMENT — 0.2%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 0.96% (b) (c) (Cost $18,133,795)	18,133,795	18,133,795

TOTAL INVESTMENTS — 99.8%
(Cost $8,064,052,164)		7,759,236,248
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		16,178,013

NET ASSETS — 100.0%		$7,775,414,261

(a)	All or a portion of the shares of the security are on loan at September 30, 2017.
(b)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2017 are shown in the Affiliate Table below.
(c)	The rate shown is the annualized seven-day yield at September 30, 2017.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of September 30, 2017.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Electric Utilities	$4,840,534,426	$—	$—	$4,840,534,426
Independent Power Producers & Energy Traders	173,176,301	—	—	173,176,301
Multi-Utilities	2,560,853,459	—	—	2,560,853,459
Water Utilities.	166,538,267	—	—	166,538,267
Short-Term Investment	18,133,795	—	—	18,133,795

TOTAL INVESTMENTS	$7,759,236,248	$—	$—	$7,759,236,248

See accompanying notes to financial statements.

The Utilities Select Sector SPDR Fund

SCHEDULE OF INVESTMENTS (continued)

September 30, 2017

Affiliate Table

	Number of Shares Held at 9/30/16	Value At 9/30/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/17	Value at 9/30/17	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	13,352,521	$13,352,521	$3,961,660	$17,314,181	$—	$—	—	$—	$265
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	181,511,065	163,377,270	—	—	18,133,795	18,133,795	93,653
State Street Institutional U.S. Government Money Market Fund, Premier Class	—	—	234,952,807	234,952,807	—	—	—	—	55,365

TOTAL		$13,352,521	$420,425,532	$415,644,258	$—	$—		$18,133,795	$149,283

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2017

	The Consumer Discretionary Select Sector SPDR Fund	The Consumer Staples Select Sector SPDR Fund	The Energy Select Sector SPDR Fund
ASSETS
Investments in unaffiliated issuers, at value * (Note 2)	$11,493,355,325	$8,783,650,030	$16,603,445,488
Investments in affiliated issuers, at value (Notes 2 and 3)	44,878,892	3,856,474	53,801,921

Total Investments	11,538,234,217	8,787,506,504	16,657,247,409
Cash	151,457	3,003,674	38,699
Receivable for investments sold	—	430,249,544	211,905,128
Receivable for income related to Select Sector SPDR shares in-kind transactions	—	48,021	3,830
Dividends receivable — unaffiliated issuers (Note 2)	7,042,835	25,756,052	16,342,257
Dividends receivable — affiliated issuers (Notes 2 and 3)	29,085	21,636	65,368
Securities lending income receivable — unaffiliated issuers (Note 9)	34,419	3,166	61,468
Securities lending income receivable — affiliated issuers (Notes 3 and 9)	65,658	—	79,523
Prepaid expenses and other assets	25,964	19,385	37,507

TOTAL ASSETS	11,545,583,635	9,246,607,982	16,885,781,189

LIABILITIES
Payable upon return of securities loaned	24,093,725	—	42,538,543
Payable for investments purchased	—	435,440,832	221,460,167
Payable for income related to Select Sector SPDR shares in-kind transactions	12,455	—	—
Advisory fee payable (Note 3)	326,326	252,894	440,032
Distribution fees payable (Note 4)	646,819	500,595	860,775
Unitary fees payable (administrator, custodian and transfer agent fees) (Note 3)	89,851	88,520	169,876
Trustees’ fees and expenses (Note 5)	376	330	1,538
License fee payable (Note 4)	1,289,480	994,350	1,780,907
Registration and filing fees payable	203,256	159,553	283,578
Professional fees payable	53,428	47,210	64,650
Printing and postage fees payable.	282,915	220,635	346,174

TOTAL LIABILITIES	26,998,631	437,704,919	267,946,240

NET ASSETS	$11,518,585,004	$8,808,903,063	$16,617,834,949

NET ASSETS CONSIST OF:
Paid-in Capital (Note 7)	$11,979,002,261	$9,619,250,232	$22,902,841,299
Undistributed (distribution in excess of) net investment income (loss)	—	—	146,623
Accumulated net realized gain (loss) on investments	(505,212,744)	(235,515,423)	(3,501,887,384)
Net unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	44,795,487	(574,831,746)	(2,783,265,589)
Investments - affiliated issuers (Notes 2 and 3)	—	—	—

NET ASSETS	$11,518,585,004	$8,808,903,063	$16,617,834,949

NET ASSET VALUE PER SHARE
Net asset value per share	$90.09	$53.99	$68.46

Shares outstanding (unlimited amount authorized, $0.01 par value)	127,853,252	163,171,809	242,724,200

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$11,448,559,838	$9,358,481,776	$19,386,711,077
Investments in affiliated issuers	44,878,892	3,856,474	53,801,921

Total cost of investments	$11,493,438,730	$9,362,338,250	$19,440,512,998

* Includes investments in securities on loan, at value	$263,375,350	$31,835,653	$203,325,480

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund	The Health Care Select Sector SPDR Fund	The Industrial Select Sector SPDR Fund	The Materials Select Sector SPDR Fund	The Real Estate Select Sector SPDR Fund	The Technology Select Sector SPDR Fund	The Utilities Select Sector SPDR Fund

$27,059,017,871	$17,689,194,289	$11,029,882,600	$4,041,605,708	$2,349,423,969	$17,805,503,596	$7,741,102,453
350,198,059	10,549,299	15,980,490	4,874,539	6,853,382	27,720,314	18,133,795

27,409,215,930	17,699,743,588	11,045,863,090	4,046,480,247	2,356,277,351	17,833,223,910	7,759,236,248
169	1,053,769	3,843	19	563,293	2,394	2,508,731
—	—	—	87,659,566	—	—	—
44,149	—	102,312	—	—	—	21,966
14,293,218	15,006,974	12,224,821	5,976,426	5,414,020	4,245,899	15,533,968
1,404,585	29,258	24,842	8,075	4,638	48,908	28,453
1,208	1,238	13,717	71	5,508	29,112	3,338
—	—	50	—	—	380	—
48,306	33,295	22,922	8,052	5,426	34,758	15,788

27,425,007,565	17,715,868,122	11,058,255,597	4,140,132,456	2,362,270,236	17,837,585,361	7,777,348,492

—	—	—	—	—	979,738	—
—	—	—	87,809,234	6,680,518	—	—
—	36,047	—	14,833	9,614	7,698	—
709,741	503,995	304,884	107,302	226,287	491,315	221,017
1,343,733	932,252	579,387	201,315	157,092	915,894	425,338
271,100	153,336	42,960	24,230	22,035	179,255	78,220
862	310	385	244	249	277	370
2,709,367	1,947,133	1,219,482	402,400	265,122	1,870,655	866,155
441,758	279,540	162,218	47,096	7,861	319,083	139,632
75,222	60,655	50,568	36,371	31,224	61,806	43,741
604,066	328,267	216,452	87,580	52,294	315,336	159,758

6,155,849	4,241,535	2,576,336	88,730,605	7,452,296	5,141,057	1,934,231

$27,418,851,716	$17,711,626,587	$11,055,679,261	$4,051,401,851	$2,354,817,940	$17,832,444,304	$7,775,414,261

$25,482,741,778	$17,352,517,436	$11,045,440,256	$4,939,892,906	$2,473,232,356	$16,199,694,368	$8,501,540,657
—	—	7,236,727	302,259	—	1,944,269	11,769,678
(406,921,293)	(291,264,482)	(417,111,237)	(912,167,358)	(33,610,347)	(696,562,489)	(433,080,158)

2,303,303,529	650,373,633	420,113,515	23,374,044	(84,804,069)	2,327,368,156	(304,815,916)
39,727,702	—	—	—	—	—	—

$27,418,851,716	$17,711,626,587	$11,055,679,261	$4,051,401,851	$2,354,817,940	$17,832,444,304	$7,775,414,261

$25.84	$81.76	$70.99	$56.80	$32.26	$59.13	$53.05

1,061,245,427	216,615,324	155,726,000	71,323,725	73,000,000	301,605,897	146,574,160

$24,755,714,342	$17,038,820,656	$10,609,769,085	$4,018,231,664	$2,434,228,038	$15,478,135,440	$8,045,918,369
310,470,357	10,549,299	15,980,490	4,874,539	6,853,382	27,720,314	18,133,795

$25,066,184,699	$17,049,369,955	$10,625,749,575	$4,023,106,203	$2,441,081,420	$15,505,855,754	$8,064,052,164

$12,143,262	$8,189,007	$105,727,017	$—	$71,364,962	$252,206,014	$7,814,826

THE SELECT SECTOR SPDR TRUST

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2017

	The Consumer Discretionary Select Sector SPDR Fund	The Consumer Staples Select Sector SPDR Fund	The Energy Select Sector SPDR Fund
INVESTMENT INCOME
Dividend income — unaffiliated issuers (Note 2)	$192,940,839	$249,473,586	$531,112,633
Dividend income — affiliated issuers (Notes 2 and 3)	179,669	130,269	222,628
Unaffiliated securities lending income (Note 9)	396,162	17,088	507,135
Affiliated securities lending income (Note 3 and 9)	875,559	428,907	237,014
Dividend income — non cash transactions	—	—	—
Foreign taxes withheld	—	—	—

TOTAL INVESTMENT INCOME (LOSS)	194,392,229	250,049,850	532,079,410

EXPENSES
Advisory fees (Note 3)	4,018,471	2,996,381	5,626,636
Distribution fees (Note 4)	4,672,713	3,481,532	6,534,963
Unitary fees (administrator, custodian and transfer agent fees) (Note 3)	1,517,004	1,132,704	2,128,138
Trustees’ fees and expenses (Note 5)	109,246	88,642	156,783
License fee (Note 4)	4,863,662	3,645,712	6,891,160
Registration fees	168,653	125,660	235,869
Professional fees	77,139	61,194	98,078
Printing and postage fees	580,095	492,324	895,780
Insurance expense	39,907	32,672	49,215
Miscellaneous expenses	127,584	101,447	155,489

TOTAL EXPENSES	16,174,474	12,158,268	22,772,111

Expenses waived/reimbursed by the Adviser (Note 3)	—	—	—

NET EXPENSES	16,174,474	12,158,268	22,772,111

NET INVESTMENT INCOME (LOSS)	178,217,755	237,891,582	509,307,299

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(137,714,728)	(88,307,085)	(1,529,093,469)
Investments — affiliated issuers (Note 3)	—	—	—
In-kind redemptions — unaffiliated issuers	969,629,319	473,495,995	323,422,375
In-kind redemptions — affiliated issuers (Note 3)	—	—	—

Net realized gain (loss)	831,914,591	385,188,910	(1,205,671,094)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	517,488,053	(364,745,665)	566,314,820
Investments — affiliated issuers (Note 3)	—	—	—

Net change in unrealized appreciation/depreciation	517,488,053	(364,745,665)	566,314,820

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,349,402,644	20,443,245	(639,356,274)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,527,620,399	$258,334,827	$(130,048,975)

See accompanying notes to financial statements.

The Financial Select Sector SPDR Fund	The Health Care Select Sector SPDR Fund	The Industrial Select Sector SPDR Fund	The Materials Select Sector SPDR Fund	The Real Estate Select Sector SPDR Fund	The Technology Select Sector SPDR Fund	The Utilities Select Sector SPDR Fund

$396,548,098	$270,059,619	$230,178,161	$74,915,463	$53,227,336	$276,238,082	$247,182,174
4,889,544	161,418	123,368	41,222	30,728	249,174	149,283
17,197	58,617	174,601	36,302	19,538	253,278	18,969
—	476	323	—	—	19,578	—
—	—	—	—	7,547,313	—	—
—	—	(42)	—	—	—	—

401,454,839	270,280,130	230,476,411	74,992,987	60,824,915	276,760,112	247,350,426

7,708,123	5,341,315	3,582,654	1,238,027	831,272	5,450,788	2,465,365
8,973,439	6,213,388	4,167,438	1,439,214	964,532	6,339,114	2,863,600
2,903,870	2,015,135	1,351,567	467,532	314,986	2,057,360	932,535
189,247	138,422	87,354	31,453	16,650	140,919	73,834
9,332,403	6,530,525	4,330,671	1,488,980	1,004,270	6,626,884	3,015,674
323,880	224,261	150,417	51,946	34,813	228,800	103,357
156,781	91,052	70,585	41,184	70,022	92,864	54,837
1,359,516	718,612	516,789	196,978	142,882	705,516	350,957
66,177	48,678	26,680	9,290	1,851	48,798	26,286
204,636	155,318	99,022	41,302	20,661	146,184	84,213

31,218,072	21,476,706	14,383,177	5,005,906	3,401,939	21,837,227	9,970,658

—	—	—	—	(26,077)	—	—

31,218,072	21,476,706	14,383,177	5,005,906	3,375,862	21,837,227	9,970,658

370,236,767	248,803,424	216,093,234	69,987,081	57,449,053	254,922,885	237,379,768

(34,698,636)	(193,356,536)	(69,966,039)	(74,933,960)	(33,216,904)	(33,730,262)	(19,755,556)
(114,105)	—	—	—	—	—	—
2,394,119,463	868,028,149	1,150,077,905	338,857,270	49,024,076	1,738,061,770	320,198,246
16,732,690	—	—	—	—	—	—

2,376,039,412	674,671,613	1,080,111,866	263,923,310	15,807,172	1,704,331,508	300,442,690

3,098,311,730	1,394,349,669	835,209,931	352,929,686	(47,777,211)	1,723,331,700	186,732,287
49,779,093	—	—	—	—	—	—

3,148,090,823	1,394,349,669	835,209,931	352,929,686	(47,777,211)	1,723,331,700	186,732,287

5,524,130,235	2,069,021,282	1,915,321,797	616,852,996	(31,970,039)	3,427,663,208	487,174,977

$5,894,367,002	$2,317,824,706	$2,131,415,031	$686,840,077	$25,479,014	$3,682,586,093	$724,554,745

THE SELECT SECTOR SPDR TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	The Consumer Discretionary Select Sector SPDR Fund		The Consumer Staples Select Sector SPDR Fund
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$178,217,755	$163,236,969	$237,891,582	$225,108,162
Net realized gain (loss)	831,914,591	778,624,881	385,188,910	844,684,922
Net change in unrealized appreciation/depreciation	517,488,053	(86,695,866)	(364,745,665)	197,306,804

Net increase (decrease) in net assets resulting from operations	1,527,620,399	855,165,984	258,334,827	1,267,099,888

Net equalization credits and charges (Note 2)	3,302,274	(3,298,979)	6,793,597	214,792

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(183,068,428)	(161,248,260)	(244,187,449)	(225,446,392)
Return of capital	—	—	—	—

Total distributions to shareholders	(183,068,428)	(161,248,260)	(244,187,449)	(225,446,392)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	10,076,630,953	11,775,030,216	23,126,005,097	18,416,440,415
Cost of shares redeemed	(9,434,526,584)	(13,054,660,788)	(23,224,407,701)	(17,870,809,454)
Net income equalization (Note 2)	(3,302,274)	3,298,979	(6,793,597)	(214,792)

Net increase (decrease) in net assets from beneficial interest transactions	638,802,095	(1,276,331,593)	(105,196,201)	545,416,169

Net increase (decrease) in net assets during the period	1,986,656,340	(585,712,848)	(84,255,226)	1,587,284,457
Net assets at beginning of period	9,531,928,664	10,117,641,512	8,893,158,289	7,305,873,832

NET ASSETS AT END OF PERIOD	$11,518,585,004	$9,531,928,664	$8,808,903,063	$8,893,158,289

Undistributed (distribution in excess of) net investment income (loss)	$—	$2,616,921	$—	$6,088,305

SHARES OF BENEFICIAL INTEREST:
Shares sold.	118,750,000	151,550,000	430,400,000	353,950,000
Shares redeemed.	(110,000,000)	(168,700,000)	(434,350,000)	(341,550,000)

Net increase (decrease)	8,750,000	(17,150,000)	(3,950,000)	12,400,000

See accompanying notes to financial statements.

The Energy Select Sector SPDR Fund		The Financial Select Sector SPDR Fund		The Health Care Select Sector SPDR Fund
Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16

$509,307,299	$359,928,435	$370,236,767	$310,675,504	$248,803,424	$198,108,486
(1,205,671,094)	168,005,590	2,376,039,412	(8,172,949)	674,671,613	615,252,153
566,314,820	1,865,723,939	3,148,090,823	455,161,993	1,394,349,669	356,573,643

(130,048,975)	2,393,657,964	5,894,367,002	757,664,548	2,317,824,706	1,169,934,282

951,856	8,267,811	25,865,664	(4,842,492)	4,430,175	(2,572,781)

(509,160,676)	(374,828,781)	(390,504,087)	(1,281,124,512)	(252,388,527)	(198,596,804)
—	—	—	(1,725,398,884)	—	—

(509,160,676)	(374,828,781)	(390,504,087)	(3,006,523,396)	(252,388,527)	(198,596,804)

20,903,915,315	22,765,773,039	36,817,183,513	28,059,444,023	19,678,407,269	23,962,098,812
(18,567,122,195)	(20,967,871,440)	(26,875,531,255)	(30,638,168,071)	(16,479,429,601)	(25,359,123,909)
(951,856)	(8,267,811)	(25,865,664)	4,842,492	(4,430,175)	2,572,781

2,335,841,264	1,789,633,788	9,915,786,594	(2,573,881,556)	3,194,547,493	(1,394,452,316)

1,697,583,469	3,816,730,782	15,445,515,173	(4,827,582,896)	5,264,413,847	(425,687,619)
14,920,251,480	11,103,520,698	11,973,336,543	16,800,919,439	12,447,212,740	12,872,900,359

$16,617,834,949	$14,920,251,480	$27,418,851,716	$11,973,336,543	$17,711,626,587	$12,447,212,740

$146,623	$—	$—	$—	$—	$—

299,400,000	356,550,000	1,580,250,000	1,224,600,000	267,300,000	340,850,000
(267,950,000)	(326,600,000)	(1,139,200,000)	(1,345,950,000)	(223,350,000)	(362,350,000)

31,450,000	29,950,000	441,050,000	(121,350,000)	43,950,000	(21,500,000)

THE SELECT SECTOR SPDR TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	The Industrial Select Sector SPDR Fund		The Materials Select Sector SPDR Fund
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$216,093,234	$144,122,630	$69,987,081	$50,210,365
Net realized gain (loss)	1,080,111,866	335,262,622	263,923,310	(10,077,856)
Net change in unrealized appreciation/depreciation	835,209,931	669,715,625	352,929,686	388,281,687

Net increase (decrease) in net assets resulting from operations	2,131,415,031	1,149,100,877	686,840,077	428,414,196

Net equalization credits and charges (Note 2)	(1,024,809)	(1,245,204)	2,243,728	1,132,532

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(212,336,521)	(148,000,415)	(74,656,242)	(50,640,827)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	19,062,178,269	18,884,393,512	6,190,069,633	5,747,584,171
Cost of shares redeemed	(17,260,781,299)	(18,807,598,740)	(5,645,741,524)	(5,172,588,353)
Net income equalization (Note 2)	1,024,809	1,245,204	(2,243,728)	(1,132,532)

Net increase (decrease) in net assets from beneficial interest transactions	1,802,421,779	78,039,976	542,084,381	573,863,286

Net increase (decrease) in net assets during the period	3,720,475,480	1,077,895,234	1,156,511,944	952,769,187
Net assets at beginning of period	7,335,203,781	6,257,308,547	2,894,889,907	1,942,120,720

NET ASSETS AT END OF PERIOD	$11,055,679,261	$7,335,203,781	$4,051,401,851	$2,894,889,907

Undistributed (distribution in excess of) net investment income (loss)	$7,236,727	$—	$302,259	$4,971,420

SHARES OF BENEFICIAL INTEREST:
Shares sold.	295,600,000	345,750,000	119,200,000	128,500,000
Shares redeemed.	(265,500,000)	(345,500,000)	(108,500,000)	(116,500,000)

Net increase (decrease)	30,100,000	250,000	10,700,000	12,000,000

*	Inception date.

See accompanying notes to financial statements.

The Real Estate Select Sector SPDR Fund		The Technology Select Sector SPDR Fund		The Utilities Select Sector SPDR Fund
Year Ended 9/30/17	For the Period 10/7/15* - 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16

$57,449,053	$13,673,630	$254,922,885	$243,134,843	$237,379,768	$252,468,882
15,807,172	29,442,450	1,704,331,508	1,381,925,817	300,442,690	672,567,751
(47,777,211)	(37,026,858)	1,723,331,700	734,647,238	186,732,287	223,164,412

25,479,014	6,089,222	3,682,586,093	2,359,707,898	724,554,745	1,148,201,045

(6,048,620)	1,486,118	(895,238)	2,025,905	(1,395,744)	(5,436,809)

(94,128,585)	(872,254)	(254,143,361)	(248,787,555)	(235,607,383)	(250,044,341)

1,187,415,832	3,887,678,447	15,219,138,310	11,612,124,130	21,312,440,021	16,315,281,290
(1,964,582,409)	(692,261,327)	(13,818,965,634)	(12,101,499,338)	(21,437,700,615)	(16,441,399,089)
6,048,620	(1,486,118)	895,238	(2,025,905)	1,395,744	5,436,809

(771,117,957)	3,193,931,002	1,401,067,914	(491,401,113)	(123,864,850)	(120,680,990)

(845,816,148)	3,200,634,088	4,828,615,408	1,621,545,135	363,686,768	772,038,905
3,200,634,088	—	13,003,828,896	11,382,283,761	7,411,727,493	6,639,688,588

$2,354,817,940	$3,200,634,088	$17,832,444,304	$13,003,828,896	$7,775,414,261	$7,411,727,493

$—	$12,801,376	$1,944,269	$—	$11,769,678	$18,391,141

37,650,000	116,650,000	293,150,000	263,100,000	420,200,000	341,850,000
(62,400,000)	(18,900,000)	(263,700,000)	(278,700,000)	(424,900,000)	(343,950,000)

(24,750,000)	97,750,000	29,450,000	(15,600,000)	(4,700,000)	(2,100,000)

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	The Consumer Discretionary Select Sector SPDR Fund
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$80.03	$74.26	$66.69	$60.59	$46.79

Income (loss) from investment operations:
Net investment income (loss) (a)	1.32	1.22	1.05	0.90	0.83
Net realized and unrealized gain (loss) (b)	10.07	5.79	7.55	6.10	13.73

Total from investment operations	11.39	7.01	8.60	7.00	14.56

Net equalization credits and charges (a)	0.02	(0.02)	0.05	0.01	0.06

Distributions to shareholders from:
Net investment income	(1.35)	(1.22)	(1.08)	(0.91)	(0.82)

Net asset value, end of period	$90.09	$80.03	$74.26	$66.69	$60.59

Total return (c)	14.34%	9.48%	12.98%	11.59%	31.50%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$11,518,585	$9,531,929	$10,117,642	$6,712,778	$6,734,928
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.15%	0.15%	0.17%
Net investment income (loss)	1.54%	1.56%	1.41%	1.37%	1.55%
Portfolio turnover rate (d)	6%	10%	6%	5%	8%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	The Consumer Staples Select Sector SPDR Fund
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$53.21	$47.22	$45.10	$39.81	$35.83

Income (loss) from investment operations:
Net investment income (loss) (a)	1.48	1.29	1.27	1.14	1.12
Net realized and unrealized gain (loss) (b)	0.72	5.99	2.14	5.19	4.00

Total from investment operations	2.20	7.28	3.41	6.33	5.12

Net equalization credits and charges (a)	0.04	0.00 (c)	(0.03)	0.10	(0.04)

Distributions to shareholders from:
Net investment income	(1.46)	(1.29)	(1.26)	(1.14)	(1.10)

Net asset value, end of period	$53.99	$53.21	$47.22	$45.10	$39.81

Total return (d)	4.21%	15.50%	7.45%	16.26%	14.35%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$8,808,903	$8,893,158	$7,305,874	$7,623,200	$5,241,330
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.15%	0.15%	0.17%
Net investment income (loss)	2.73%	2.48%	2.62%	2.62%	2.91%
Portfolio turnover rate (e)	12%	4%	3%	4%	5%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	The Energy Select Sector SPDR Fund
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$70.62	$61.24	$90.58	$82.89	$73.45

Income (loss) from investment operations:
Net investment income (loss) (a)	2.16 (b)	1.79	2.01	1.77	1.49
Net realized and unrealized gain (loss) (c)	(2.18)	9.39	(29.45)	7.63	9.43

Total from investment operations	(0.02)	11.18	(27.44)	9.40	10.92

Net equalization credits and charges (a)	0.00 (d)	0.04	0.09	0.07	0.02

Distributions to shareholders from:
Net investment income	(2.14)	(1.84)	(1.99)	(1.78)	(1.50)

Net asset value, end of period	$68.46	$70.62	$61.24	$90.58	$82.89

Total return (e)	(0.01)%	18.72%	(30.52)%	11.40%	15.02%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$16,617,835	$14,920,251	$11,103,521	$9,838,985	$7,967,582
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.15%	0.15%	0.17%
Net investment income (loss)	3.12%	2.77%	2.63%	1.94%	1.92%
Portfolio turnover rate (f)	23%	6%	6%	5%	3%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Net investment income per share and ratio of net investment income to average net assets reflect receipt of special dividend from portfolio holding. The resulting increase to net investment income amounted to $0.44 per share and 0.64% of average net assets. If the special dividends were not received during the year ended September 30, 2017, the total return would have been (0.63)%.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	The Financial Select Sector SPDR Fund
	Year Ended 9/30/17		Year Ended 9/30/16	Year Ended 9/30/15		Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$19.31		$22.66	$23.17		$19.91	$15.59

Income (loss) from investment operations:
Net investment income (loss) (a)	0.39		0.43	0.42		0.34	0.30
Net realized and unrealized gain (loss) (b)	6.50		1.27	(0.50)		3.28	4.33

Total from investment operations	6.89		1.70	(0.08)		3.62	4.63

Net equalization credits and charges (a)	0.03		(0.01)	0.01		0.01	0.01

Voluntary contribution from Adviser	—		—	0.00	(c)(d)	—	—

Distributions to shareholders from:
Net investment income	(0.39)		(2.10)	(0.44)		(0.37)	(0.32)
Return of capital	—		(2.94)	—		—	—

Total distributions	(0.39)		(5.04)	(0.44)		(0.37)	(0.32)

Net asset value, end of period	$25.84		$19.31	$22.66		$23.17	$19.91

Total return (e)	36.01	%(f)	7.36%	(0.39	)% (g)	18.32%	29.94%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$27,418,852		$11,973,337	$16,800,919		$18,605,018	$14,594,535
Ratios to average net assets:
Total expenses	0.14%		0.14%	0.15%		0.15%	0.17%
Net investment income (loss)	1.65%		1.88%	1.72%		1.54%	1.64%
Portfolio turnover rate (h)	3%		6%	3%		5%	4%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Contribution paid by an Affiliate in the amount of $461,741. (See Note 3).
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Includes a non-recurring litigation payment received by the Fund from State Street Corp., an affiliate, which amounted to less than $0.005 per share outstanding as of March 20, 2017. This payment resulted in an increase to total return of less than 0.005% for the period ended September 30, 2017.
(g)	The contribution from an Affiliate had no impact on total return. (See Note 3).
(h)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	The Health Care Select Sector SPDR Fund
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$72.09	$66.30	$63.90	$50.59	$40.13

Income (loss) from investment operations:
Net investment income (loss) (a)	1.20	1.08	1.02	0.89	0.84
Net realized and unrealized gain (loss) (b)	9.64	5.82	2.35	13.29	10.45

Total from investment operations	10.84	6.90	3.37	14.18	11.29

Net equalization credits and charges (a)	0.02	(0.01)	0.02	0.02	0.01

Distributions to shareholders from:
Net investment income	(1.19)	(1.10)	(0.99)	(0.89)	(0.84)

Net asset value, end of period	$81.76	$72.09	$66.30	$63.90	$50.59

Total return (c)	15.21%	10.45%	5.22%	28.22%	28.39%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$17,711,627	$12,447,213	$12,872,900	$11,161,902	$7,479,810
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.15%	0.15%	0.17%
Net investment income (loss)	1.60%	1.54%	1.43%	1.53%	1.84%
Portfolio turnover rate (d)	4%	8%	3%	3%	5%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	The Industrial Select Sector SPDR Fund
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$58.39	$49.91	$53.14	$46.39	$36.54

Income (loss) from investment operations:
Net investment income (loss) (a)	1.35	1.18	1.07	1.00	0.91
Net realized and unrealized gain (loss) (b)	12.58	8.53	(3.16)	6.71	9.79

Total from investment operations	13.93	9.71	(2.09)	7.71	10.70

Net equalization credits and charges (a)	(0.01)	(0.01)	(0.01)	0.03	0.05

Distributions to shareholders from:
Net investment income	(1.32)	(1.22)	(1.13)	(0.99)	(0.90)

Net asset value, end of period	$70.99	$58.39	$49.91	$53.14	$46.39

Total return (c)	24.03%	19.62%	(4.09)%	16.71%	29.70%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$11,055,679	$7,335,204	$6,257,309	$8,575,617	$6,860,109
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.15%	0.15%	0.17%
Net investment income (loss)	2.07%	2.15%	1.95%	1.93%	2.19%
Portfolio turnover rate (d)	5%	12%	6%	3%	6%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	The Materials Select Sector SPDR Fund
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$47.75	$39.94	$49.58	$42.00	$36.80

Income (loss) from investment operations:
Net investment income (loss) (a)	1.01	0.96	0.93	0.95	0.98
Net realized and unrealized gain (loss) (b)	9.06	7.79	(9.50)	7.57	5.21

Total from investment operations	10.07	8.75	(8.57)	8.52	6.19

Net equalization credits and charges (a)	0.03	0.02	(0.11)	0.00 (c)	0.02

Distributions to shareholders from:
Net investment income	(1.05)	(0.96)	(0.96)	(0.94)	(1.01)

Net asset value, end of period	$56.80	$47.75	$39.94	$49.58	$42.00

Total return (d)	21.33%	22.11%	(17.75)%	20.36%	17.09%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,051,402	$2,894,890	$1,942,121	$5,182,235	$3,585,702
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.15%	0.15%	0.17%
Net investment income (loss)	1.95%	2.12%	1.94%	2.02%	2.50%
Portfolio turnover rate (e)	10%	16%	9%	7%	6%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	The Real Estate Select Sector SPDR Fund
	Year Ended 9/30/17	For the Period 10/8/15* - 9/30/16
Net asset value, beginning of period	$32.74	$30.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.75	2.19
Net realized and unrealized gain (loss) (b)	0.11	1.40

Total from investment operations	0.86	3.59

Net equalization credits and charges (a)	(0.08)	0.24

Distributions to shareholders from:
Net investment income	(1.26)	(1.09)

Net asset value, end of period	$32.26	$32.74

Total return (c)	2.52%	12.92%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,354,818	$3,200,634
Ratios to average net assets:
Total expenses	0.14%	0.16	% (d)
Net expenses	0.14%	0.07	% (d)
Net investment income (loss)	2.38%	6.82	% (d)
Portfolio turnover rate (e)	16%	5	% (f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	The ratios for periods less than one year are annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.
(f)	Period less than one year is not annualized.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	The Technology Select Sector SPDR Fund
	Year Ended 9/30/17		Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$47.78		$39.56	$39.89	$32.04	$30.83

Income (loss) from investment operations:
Net investment income (loss) (a)	0.85		0.83	0.75	0.68	0.61
Net realized and unrealized gain (loss) (b)	11.35		8.22	(0.30)	7.86	1.20

Total from investment operations	12.20		9.05	0.45	8.54	1.81

Net equalization credits and charges (a)	(0.00	) (c)	0.01	(0.01)	(0.01)	(0.00	) (c)

Distributions to shareholders from:
Net investment income	(0.85)		(0.84)	(0.77)	(0.68)	(0.60)

Net asset value, end of period	$59.13		$47.78	$39.56	$39.89	$32.04

Total return (d)	25.72%		23.13%	1.04%	26.75%	5.99%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$17,832,444		$13,003,829	$11,382,284	$13,854,341	$11,714,309
Ratios to average net assets:
Total expenses	0.14%		0.14%	0.15%	0.15%	0.17%
Net investment income (loss)	1.62%		1.91%	1.80%	1.85%	1.99%
Portfolio turnover rate (e)	4%		5%	5%	10%	4%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	The Utilities Select Sector SPDR Fund
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/15	Year Ended 9/30/14	Year Ended 9/30/13
Net asset value, beginning of period	$49.00	$43.29	$42.10	$37.36	$36.39

Income (loss) from investment operations:
Net investment income (loss) (a)	1.69	1.62	1.57	1.49	1.47
Net realized and unrealized gain (loss) (b)	4.07	5.76	1.22	4.77	1.01

Total from investment operations	5.76	7.38	2.79	6.26	2.48

Net equalization credits and charges (a)	(0.01)	(0.03)	(0.04)	(0.03)	(0.04)

Distributions to shareholders from:
Net investment income	(1.70)	(1.64)	(1.56)	(1.49)	(1.47)

Net asset value, end of period	$53.05	$49.00	$43.29	$42.10	$37.36

Total return (c)	11.88%	17.06%	6.51%	16.83%	6.78%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,775,414	$7,411,727	$6,639,689	$5,468,273	$5,175,145
Ratios to average net assets:
Total expenses	0.14%	0.14%	0.15%	0.15%	0.17%
Net investment income (loss)	3.32%	3.40%	3.52%	3.67%	3.93%
Portfolio turnover rate (d)	2%	8%	4%	5%	4%

(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions on Select Sector SPDR shares.

See accompanying notes to financial statements.

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS

September 30, 2017

1.	Organization

The Select Sector SPDR Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of September 30, 2017, the Trust consists of ten (10) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.01 par value. The financial statements herein relate to the following Funds (each a “Fund”, and collectively, the “Funds”):

The Consumer Discretionary Select Sector SPDR Fund

The Consumer Staples Select Sector SPDR Fund

The Energy Select Sector SPDR Fund

The Financial Select Sector SPDR Fund

The Health Care Select Sector SPDR Fund

The Industrial Select Sector SPDR Fund

The Materials Select Sector SPDR Fund

The Real Estate Select Sector SPDR Fund

The Technology Select Sector SPDR Fund

The Utilities Select Sector SPDR Fund

Each Fund is classified as a non-diversified investment company under the 1940 Act.

On November 21, 2016, The Financial Services Select Sector SPDR Fund was liquidated and closed.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Trust has entered into an Indemnification Agreement with each trustee who is not an “interested person” (as defined in the 1940 Act) (each, an “Independent Trustee”) providing for indemnification of the Independent Trustee by the Trust consistent with the foregoing and providing procedures for seeking and obtaining indemnification advancement of expenses. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•	Equity investments (including registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s respective Select Sector Index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s respective Select Sector Index. Various inputs are used in determining the value of the Funds’ investments.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2017, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.

The Funds had no transfers between levels for the period ended September 30, 2017.

Investment Transactions and Income Recognition

Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Certain Funds invest in real estate investment trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds’ policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar year’s to return of capital or capital gain distributions at year end based on information provided by the REIT and/or SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

Equalization

The Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

Distributions

Distributions from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, each Fund pays the Adviser a fee accrued daily and paid monthly. The advisory fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based on the relative net assets of each Fund. The advisory fee is a sliding scale fee calculated as follows: (i) 0.05% of average daily net assets of the Trust up to the first $12.5 billion of net assets; (ii) 0.04% of average daily net assets of the Trust up to the next $17.5 billion of net assets; (iii) 0.035% of average daily net assets of the Trust up to the next $20.0 billion of net assets; (iv) 0.03% of average daily net assets of the Trust up to the next $50.0 billion of net assets; (v) 0.0285% of average daily net assets of the Trust up to the next $50.0 billion of net assets; (vi) 0.0271% of average daily net assets of the Trust up to the next $50.0 billion of net assets; and (vii) 0.0256% of average daily net assets on the remainder of net assets of the Trust. From time to time, the Adviser may waive all or a portion of its fees. The Adviser has contractually agreed to waive its advisory fee and reimburse certain expenses, until January 31, 2018, so that the annual Fund operating expenses of The Real Estate Select Sector SPDR Fund are limited to no more than 0.14% of the Fund’s average daily net assets (exclusive of non-recurring account fees and extraordinary expenses). The Adviser may continue such waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so after January 31, 2018. The waiver and/or reimbursement may not be terminated prior to January 31, 2018, except with the approval of the Board. The amount of expenses reimbursed by the Adviser during the reporting period for The Real Estate Select Sector SPDR Fund was $26,077.

Unitary Fee

SSGA FM serves as Administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as sub-administrator to each Fund of the Trust. A “unitary” fee is paid by each Fund to SSGA FM for administration services as well as to State Street for custody, sub-administration and transfer agency services provided to the Funds. The unitary fee is calculated based upon the average daily net assets of the Trust and allocated pro rata to each Select Sector SPDR Fund based upon the relative net assets of each Fund. Effective May 1, 2017, the unitary fee is a sliding scale fee calculated as follows: (i) 0.05% of average daily net assets up to the first $12.5 billion of net assets of the Trust; (ii) 0.015% of average daily net assets up to the next $25 billion of net assets of the Trust; (iii) 0.0075% of average daily net assets up to the next $118 billion of net assets of the Trust; (iv) 0.004% of average daily net assets up to the next $150 billion of net assets of the Trust; (v) 0.0030% of average daily net assets up to the next

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

$200 billion of the net assets of the Trust; and (vi) 0.0020 of average daily net assets on the remainder of net assets of the Trust. Prior to May 1, 2017, the unitary fee was calculated as follows: (i) 0.07% of average daily net assets up to the first $4.5 billion of net assets of the Trust; (ii) 0.05% of average daily net assets up to the next $4.5 billion of net assets of the Trust; (iii) 0.03% of average daily net assets up to the next $3.5 billion of net assets of the Trust; (iv) 0.015% of average daily net assets up to the next $10.0 billion of net assets of the Trust; and (v) 0.0075% of average daily net assets on the remainder of net assets of the Trust. SSGA FM and State Street each receive a portion of the unitary fee. SSGA FM and State Street are wholly owned subsidiaries of State Street Corporation.

Other Transactions with Affiliates - Securities Lending

State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to an amended and restated securities lending authorization agreement dated July 10, 2017.

Proceeds collected by State Street on investment of cash collateral or any fee income are allocated as follows (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement): 85% payable to the Fund, and 15% payable to State Street.

In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, an affiliated money market fund, for which SSGA FM serves as investment adviser. See Note 9 for additional information regarding securities lending.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended September 30, 2017 are disclosed in the Funds’ respective Schedules of Investments.

On March 20, 2017, the Financial Select Sector SPDR Fund received a non-recurring litigation payment of $779,607 from State Street Corp., an affiliate, which is recorded as a realized gain in the Statements of Operations.

Contribution from Affiliate

On September 30, 2015, State Street made a contribution of $461,741 to The Financial Select Sector SPDR Fund in connection with processing a class action distribution.

4.	Additional Expenses

Distributor

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the distributor of the shares of each Fund. Pursuant to a Distribution and Service Plan adopted in accordance with Rule 12b-1 under the 1940 Act, each Fund is authorized to pay fees, including fees to the Distributor, at an annualized rate of 0.25% of the average daily net assets of the Fund. Effective October 1, 2015, the Board has limited each Fund’s 12b-1 fee to 0.04% or its average daily net assets through at least January 31, 2018.

License Fees

Standard and Poor’s Financial Services LLC, an affiliate of The McGraw-Hill Companies (“S&P”), NYSE Arca, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of Bank of America Corporation (“BofA Merrill Lynch”), have entered into a license agreement with respect to each Select Sector Index. The Trust has entered into a sub-license agreement whereby the Trust agrees to pay a sub-license fee per annum (i) to S&P equal to the greater of 0.03% of the aggregate net assets of the Trust up to $50 billion and 0.02% on the remainder of the assets of the Trust and (ii) to BofA Merrill Lynch equal to 0.03% of the aggregate net assets of the Trust up to $35 billion, 0.02% of the aggregate net assets of the Trust from $35 billion up to and including $50 billion and 0.01% on the remainder of net assets of the Trust over $50 billion. The fees to S&P and BofA Merrill Lynch are payable on a quarterly basis. Each Select Sector SPDR Fund will pay its proportionate share of the annual sub-license fees based on the relative net assets of each Fund.

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

5.	Trustees’ Fees

The fees and expenses of the Trust’s trustees are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

6.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions and short term investments) for the period ended September 30, 2017, were as follows:

	Purchases	Sales
The Consumer Discretionary Select Sector SPDR Fund	$669,923,297	$663,413,450
The Consumer Staples Select Sector SPDR Fund	1,154,799,953	1,012,855,337
The Energy Select Sector SPDR Fund	3,717,540,608	3,691,080,739
The Financial Select Sector SPDR Fund	645,970,588	684,640,192
The Health Care Select Sector SPDR Fund	711,803,483	646,412,655
The Industrial Select Sector SPDR Fund	504,193,795	507,933,630
The Materials Select Sector SPDR Fund	361,810,803	370,734,183
The Real Estate Select Sector SPDR Fund	384,466,437	393,047,193
The Technology Select Sector SPDR Fund	595,325,059	551,960,783
The Utilities Select Sector SPDR Fund	164,757,516	163,888,399

For the period ended September 30, 2017, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:

	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/ (Losses)
The Consumer Discretionary Select Sector SPDR Fund	$7,322,282,273	$6,681,990,052	$969,629,319
The Consumer Staples Select Sector SPDR Fund	15,025,182,860	15,139,575,369	473,495,995
The Energy Select Sector SPDR Fund	12,681,787,738	10,349,552,023	323,422,375
The Financial Select Sector SPDR Fund	26,353,179,762	16,415,386,615	2,410,852,350
The Health Care Select Sector SPDR Fund	13,616,923,696	10,422,764,628	868,028,149
The Industrial Select Sector SPDR Fund	13,442,485,711	11,639,446,356	1,150,077,905
The Materials Select Sector SPDR Fund	4,664,810,407	4,121,473,770	338,857,270
The Real Estate Select Sector SPDR Fund	791,954,004	1,565,013,369	49,024,076
The Technology Select Sector SPDR Fund	10,479,708,396	9,078,834,616	1,738,061,770
The Utilities Select Sector SPDR Fund	13,264,761,494	13,388,424,570	320,198,246

7.	Shareholder Transactions

Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes on Net Assets.

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

8.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, in-kind transactions, REITs, expired capital loss carryforwards, equalization, and wash sale loss deferrals. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

	Ordinary Income	Total
The Consumer Discretionary Select Sector SPDR Fund	$183,068,428	$183,068,428
The Consumer Staples Select Sector SPDR Fund	244,187,449	244,187,449
The Energy Select Sector SPDR Fund	509,160,676	509,160,676
The Financial Select Sector SPDR Fund	390,504,087	390,504,087
The Health Care Select Sector SPDR Fund	252,388,527	252,388,527
The Industrial Select Sector SPDR Fund	212,336,521	212,336,521
The Materials Select Sector SPDR Fund	74,656,242	74,656,242
The Real Estate Select Sector SPDR Fund	94,128,585	94,128,585
The Technology Select Sector SPDR Fund	254,143,361	254,143,361
The Utilities Select Sector SPDR Fund	235,607,383	235,607,383

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

	Ordinary Income	Tax Return of Capital	Total
The Consumer Discretionary Select Sector SPDR Fund	$161,248,260	$—	$161,248,260
The Consumer Staples Select Sector SPDR Fund	225,446,392	—	225,446,392
The Energy Select Sector SPDR Fund	374,828,781	—	374,828,781
The Financial Select Sector SPDR Fund	1,281,124,512	1,725,398,884	3,006,523,396
The Health Care Select Sector SPDR Fund	198,596,804	—	198,596,804
The Industrial Select Sector SPDR Fund	148,000,415	—	148,000,415
The Materials Select Sector SPDR Fund	50,640,827	—	50,640,827
The Real Estate Select Sector SPDR Fund	872,254	—	872,254
The Technology Select Sector SPDR Fund	248,787,555	—	248,787,555
The Utilities Select Sector SPDR Fund	250,044,341	—	250,044,341

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

At September 30, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses	Total
The Consumer Discretionary Select Sector SPDR Fund	$—	$(502,490,553)	$—	$42,073,296	$—	$(460,417,257)
The Consumer Staples Select Sector SPDR Fund	—	(227,867,580)	—	(582,479,589)	—	(810,347,169)
The Energy Select Sector SPDR Fund	146,623	(3,395,687,016)	—	(2,889,465,956)	—	(6,285,006,349)
The Financial Select Sector SPDR Fund	—	(404,686,835)	—	2,340,796,773	—	1,936,109,938
The Health Care Select Sector SPDR Fund	—	(287,069,262)	—	646,178,413	—	359,109,151
The Industrial Select Sector SPDR Fund	7,236,727	(414,951,576)	—	417,953,854	—	10,239,005
The Materials Select Sector SPDR Fund	302,259	(904,440,867)	—	15,647,554	—	(888,491,054)
The Real Estate Select Sector SPDR Fund	—	(31,559,579)	—	(86,854,837)	—	(118,414,416)
The Technology Select Sector SPDR Fund	1,944,269	(692,861,845)	—	2,323,667,512	—	1,632,749,936
The Utilities Select Sector SPDR Fund	11,769,678	(430,845,030)	—	(307,051,044)	—	(726,126,396)

As of September 30, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Expiring 2018	Expiring 2019	Non-Expiring Short Term**	Non-Expiring Long Term**
The Consumer Discretionary Select Sector SPDR Fund	$44,152,294	$41,068,081	$137,293,259	$279,976,919
The Consumer Staples Select Sector SPDR Fund	3,835,906	7,952,209	9,578,932	206,500,533
The Energy Select Sector SPDR Fund	932,038,288	120,300,080	238,364,025	2,104,984,623
The Financial Select Sector SPDR Fund	90,041,088	5,257,095	172,807,368	136,581,284
The Health Care Select Sector SPDR Fund	—	—	80,678,630	206,390,632
The Industrial Select Sector SPDR Fund	80,582,108	27,687,839	39,564,183	267,117,446
The Materials Select Sector SPDR Fund	254,329,658	159,773,879	126,485,714	363,851,616
The Real Estate Select Sector SPDR Fund	—	—	25,393,649	6,165,930
The Technology Select Sector SPDR Fund	135,090,209	61,133,352	44,827,421	451,810,863
The Utilities Select Sector SPDR Fund	83,031,840	104,752,494	5,303,369	237,757,327

**	Must be utilized prior to losses subject to expiration.

As of September 30, 2017, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
The Consumer Discretionary Select Sector SPDR Fund	$11,496,160,921	$1,066,008,122	$1,023,934,826	$42,073,296
The Consumer Staples Select Sector SPDR Fund	9,369,986,093	49,255,042	631,734,631	(582,479,589)
The Energy Select Sector SPDR Fund	19,546,713,365	193,478,265	3,082,944,221	(2,889,465,956)
The Financial Select Sector SPDR Fund	25,068,419,157	2,426,920,643	86,123,870	2,340,796,773
The Health Care Select Sector SPDR Fund	17,053,565,175	1,462,115,046	815,936,633	646,178,413
The Industrial Select Sector SPDR Fund	10,627,909,236	861,198,623	443,244,769	417,953,854
The Materials Select Sector SPDR Fund	4,030,832,693	215,718,671	200,071,117	15,647,554
The Real Estate Select Sector SPDR Fund	2,443,132,188	123,231,161	210,085,998	(86,854,837)
The Technology Select Sector SPDR Fund	15,509,556,398	2,684,888,663	361,221,151	2,323,667,512
The Utilities Select Sector SPDR Fund	8,066,287,292	64,255,621	371,306,665	(307,051,044)

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

9.	Securities Lending

Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.

The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.

The market value of securities on loan as of September 30, 2017 and the value of the invested cash collateral are disclosed in the Funds’ Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds’ Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds’ Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of September 30, 2017:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non Cash Collateral Received*	Total Collateral Received
The Consumer Discretionary Select Sector SPDR Fund	$263,375,350	$24,093,725	$246,452,610	$270,546,335
The Consumer Staples Select Sector SPDR Fund	31,835,653	—	32,057,679	32,057,679
The Energy Select Sector SPDR Fund	203,325,480	42,538,543	166,327,653	208,866,196
The Financial Select Sector SPDR Fund	12,143,262	—	12,358,797	12,358,797
The Health Care Select Sector SPDR Fund	8,189,007	—	8,369,102	8,369,102
The Industrial Select Sector SPDR Fund	105,727,017	—	107,360,864	107,360,864
The Real Estate Select Sector SPDR Fund	71,364,962	—	73,931,152	73,931,152
The Technology Select Sector SPDR Fund	252,206,014	979,738	255,851,913	256,831,651
The Utilities Select Sector SPDR Fund	7,814,826	—	7,991,115	7,991,115

*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.

THE SELECT SECTOR SPDR TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

September 30, 2017

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of September 30, 2017:

		Remaining Contractual Maturity of the Agreements As of September 30, 2017
Fund	Securities Lending Transactions	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
The Consumer Discretionary Select Sector SPDR Fund	Common Stocks	$24,093,725	$—	$—	$—	$24,093,725	$24,093,725
The Energy Select Sector SPDR Fund	Common Stocks	42,538,543	—	—	—	42,538,543	42,538,543
The Technology Select Sector SPDR Fund	Common Stocks	979,738				979,738	979,738
10.	Risks

Concentration Risk

As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

THE SELECT SECTOR SPDR TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of

the Select Sector SPDR Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ten funds, listed in Note 1, (each a “Fund”) comprising the Select Sector SPDR Trust (the “Trust”) as of September 30,2017, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2017

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION

September 30, 2017 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2017 to September 30, 2017.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return — This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return — This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
The Consumer Discretionary Select Sector SPDR Fund	0.14%	$1,031.40	$0.71	$1,024.40	$0.71
The Consumer Staples Select Sector SPDR Fund	0.14	1,002.80	0.70	1,024.40	0.71
The Energy Select Sector SPDR Fund	0.14	998.20	0.70	1,024.40	0.71
The Financial Select Sector SPDR Fund	0.14	1,096.40	0.74	1,024.40	0.71
The Health Care Select Sector SPDR Fund	0.14	1,108.20	0.74	1,024.40	0.71
The Industrial Select Sector SPDR Fund	0.14	1,100.60	0.74	1,024.40	0.71
The Materials Select Sector SPDR Fund	0.14	1,095.00	0.74	1,024.40	0.71
The Real Estate Select Sector SPDR Fund	0.14	1,036.50	0.71	1,024.40	0.71
The Technology Select Sector SPDR Fund	0.14	1,117.50	0.74	1,024.40	0.71
The Utilities Select Sector SPDR Fund	0.14	1,050.70	0.72	1,024.40	0.71

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 183, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2017.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Dividends Received Deduction

Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2017 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the net asset value of the Fund during the past calendar year can be found at www.sectorspdrs.com.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities is available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC’s website, at www.sec.gov.

Information regarding how the investment adviser voted for the most recent period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information in the Form N-Q is available upon request, without charge, by calling 1-866-Sector-ETF (1-866-732-8673).

Advisory Contract Renewal

At an in-person meeting held on May 11, 2017 (the “May Meeting”), the Trustees of The Select Sector SPDR® Trust (the “Trust”) considered the renewal of the Amended and Restated Investment Advisory Agreement dated December 1, 2003, as amended effective October 6, 2015 (the “Agreement”), between the Trust and SSGA Funds Management, Inc. (the “Adviser”) with respect to each series of the Trust (each a “Fund” and collectively, the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), also met separately with their independent legal counsel during a meeting held on April 19, 2017 (the “April Meeting”) to consider the Agreement and the materials provided by the Adviser and State Street Bank and Trust Company (“State Street”) in response to a request from independent legal counsel on their behalf. The April Meeting included a presentation by representatives of the Adviser and State Street during which the Independent Trustees and independent legal counsel were able to pose questions. Following the April Meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those materials were considered at the May Meeting, during which the Independent Trustees also met separately with their independent legal counsel. In deciding whether to renew the Agreement, the Trustees considered various factors, including, among others, (i) the nature, extent and quality of the services provided by the Adviser under the Agreement, (ii) the investment performance of the Funds, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliate, State Street, from their relationships with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect a sharing of any such economies of scale.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior experience as Trustees of the Trust, as well as on the materials provided for purposes of reviewing the Agreement. They noted that under the Agreement the Adviser is responsible for: (i) managing the investment operations of each of the Funds in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Trustees; (ii) providing necessary and appropriate reports and information to the Trustees; (iii) maintaining all necessary books and records pertaining to the Trust’s securities transactions; and (iv) furnishing each Fund with the assistance, cooperation and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Funds, as exchange-traded funds (“ETFs”) investing in sectors of the S&P 500 Index, and the experience and expertise appropriate in an adviser to funds of that nature. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations of the Trust, and the responsibilities of the latter with respect to the Funds. They also considered the resources, operational structures and practices of the Adviser in managing the Funds’ portfolios, in monitoring and securing each Fund’s compliance with its investment objective and policies and with applicable law and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of the Adviser and its affiliate, State Street Global Advisors (“SSGA”), with which the Adviser shares all of its senior personnel, the Trustees took into account the experience, resources and strength of the Adviser and its affiliates in the areas of indexed products generally and ETFs in particular, and also noted SSGA’s recent acquisition of GE Asset Management. The Trustees also reviewed the successful reconstitution of The Financial Select Sector SPDR® Fund and launch of The Real Estate Select Sector SPDR® Trust due to the Global Industry Classification Standards reclassification of real estate companies as a separate sector. The Trustees noted the Adviser’s belief that shareholders of the Fund were direct beneficiaries of the analytical and operational abilities of the Adviser utilized in the reconstitution and launch. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Trust were appropriate, had been of high quality during the past year, and could be expected to remain so.

Investment Performance of the Funds

The Trustees noted that, in view of the distinctive investment objective of each Fund, the investment performance of the Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Trustees was the extent to which each Fund achieved its objective to provide investment results that, before expenses, correspond generally to the price and yield performance of publicly traded equity securities of companies in its applicable index. Drawing upon information provided at the April Meeting and at the May Meeting, and upon reports provided to the Trustees by the Adviser throughout the preceding year, the Trustees determined that the Funds had tracked their sector indexes within an acceptable range; they further concluded, on the basis of the data available (see discussion in “Comparison of Fees and Expense Ratios” below), that the expense ratios of the Funds were among the lowest of all of their direct competitors, and had been trending lower. Accordingly, they concluded that the performance of each Fund was satisfactory.

Profitability to the Adviser and its Affiliates

The Trustees considered the profitability of the advisory arrangement with the Funds to the Adviser and of the Trust’s relationship with the Adviser’s affiliate, State Street, in its role as Sub-Administrator, Transfer Agent and Custodian. The Trustees also considered the profitability from the fees received and income earned by State Street as Securities Lending Agent for the Trust. The Trustees received data on the Funds’ profitability to the Adviser for calendar year 2016 as well as 2015 profitability data along with data on the Trust’s profitability to State Street for the same and prior periods. The Trustees reviewed with representatives from both the Adviser and State Street the methods by which expenses were allocated to the Trust and to each of the Funds. On the basis of this information and discussions at the April Meeting and the May Meeting, the Trustees concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities, the profitability at current asset levels was not such as to render the advisory fee excessive.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Other Benefits to the Adviser or its Affiliates

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees noted that the Adviser does not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements. It was further noted that the Trust’s brokerage transactions are not effected through the Adviser or any of its affiliates. The Trustees noted that the Adviser serves as Administrator to the Trust and that State Street, an affiliate of the Adviser, serves the Trust as Sub-Administrator, Transfer Agent and Custodian, as well as Securities Lending Agent. The Trustees also noted that, based on their review of the arrangements for those services, any benefit the Adviser or the Adviser’s affiliate receives or had received from providing those services appears to be appropriate. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits or will derive other benefits from their relationships with the Trust, those benefits are not such as to render the Adviser’s fees excessive.

Economies of Scale

On the basis of their discussions with management and their analysis of information provided at and prior to the May Meeting, the Trustees determined that the nature of the Funds and their operations is such that the Adviser is likely to realize economies of scale in the management of the Funds as the Funds grow in size. They were also of the view that these economies of scale were being shared with the Funds by virtue of an advisory fee, set at a relatively low level since the inception of the Trust, that subsumed economies of scale in the fee itself. Furthermore, the Trustees took into consideration the fact that, in order to ensure that if and as the Funds grow in size the economies of scale resulting from this growth would be shared with the Funds, the Adviser and State Street had each previously agreed to institute one or more breakpoints in their respective fee schedules, and that the Adviser had agreed to amend the Agreement effective February 1, 2011, to add a breakpoint at $30 billion of .035% and a breakpoint at $50 billion of .03%. The Trustees noted that in light of the continued growth in assets and the economies of scale being realized by the Adviser, the Adviser had agreed to further amend the Agreement effective June 1, 2014, to add a breakpoint at $100 billion of .0285%, a breakpoint at $150 billion of .0271% and a breakpoint at $200 billion of .0256%.

The Independent Trustees also noted that State Street had agreed to continue the same aggregate fee schedule for sub-administration, transfer agency and custody services for the Funds which existed prior to the Adviser assuming administration services on June 1, 2015. Under that arrangement, State Street had agreed to amend its agreements as Administrator, Transfer Agent and Custodian for the Trust to add a breakpoint on Trust assets over $22.5 billion of .0075%. The Trustees also discussed with State Street at the April and May Meetings the potential for additional break points in the future and State Street had agreed at the May Meeting to submit to the Independent Trustees a proposal for such additional breakpoints to take effect on June 1, 2017.

Comparison of Fees and Expense Ratios

In order better to evaluate the Funds’ advisory fee, the Independent Trustees requested information with respect to expense ratios and advisory fees of comparable funds, and the Adviser provided: (1) data from Broadridge Financial Solutions, Inc. (“Broadridge”) on peer sector funds, and (2) data obtained from a Broadridge database of peer sector funds, including both ETFs tracking indexes as well as mutual funds. The Independent Trustees also requested, and the Adviser provided, information on the advisory fees charged to other clients with comparable investment objectives, and reviewed the differences in services provided to such clients, including the Adviser’s institutional accounts. The Trustees found that, because of the distinctive nature of the Funds, the universe of comparable funds and accounts was limited. Moreover, they noted that because many ETFs pay a unitary advisory fee, encompassing all or virtually all of the ETFs’ operating expenses and in many cases a Fund’s advisory fee, as reflected in the materials, covered only advisory services, a Fund’s fee would be misleadingly low relative to its competitors’. The Trustees then reviewed comparable expense ratios and noted that the overall expense ratio of each Fund was among the lowest of its domestic sector ETF peers, but also noted that each Fund (other than The Real Estate Select Sector SPDR® Fund) continued to be significantly larger than all of its ETF sector peers. The Independent Trustees noted that this had prompted them to request, in connection with their 2010 annual review of the Agreement and contracts with the Adviser’s affiliate, State Street, that new breakpoints be added to the fee schedules of both the Agreement and the unitary fee payable under the Administration Agreement, Custodian Agreement and Transfer Agency Agreement, and that the Adviser and State Street had agreed to changes to the fee schedules for the benefit of shareholders, effective February 1, 2011, as noted above. The Trustees noted that in light of further asset growth, the Adviser had agreed to additional breakpoints under the Agreement effective June 1, 2014, as noted above. The Trustees

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

noted that at current asset levels, shareholders are benefiting from these breakpoints and should continue to benefit in the future with additional growth in assets. The Trustees concluded that the data available provided some indirect confirmation of the reasonableness of the Adviser’s fees.

Conclusion

Based on their review, the Trustees, including a majority of the Independent Trustees, as required by the 1940 Act, approved the continuance of the Agreement with respect to the Funds. In deciding to approve the renewal of each Advisory Agreement, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together. The Board did not allot a particular weight to any one factor or group of factors. They reasoned that, considered in themselves, the nature and extent of the services provided by the Adviser were appropriate, that the performance of the Funds had been satisfactory, and that the Adviser could be expected to provide services of high quality. As to the Adviser’s fees for each Fund, the Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Trust’s relationship with the Adviser and State Street was not so profitable as to render the fees at current asset levels excessive, that any additional benefits to the Adviser and/or State Street were not of a magnitude to materially affect the outcome of the Trustees’ conclusions, and that, especially in light of the breakpoints in the Adviser’s and State Street’s fee schedules, the fees paid reflected a sharing of economies of scale with the Funds.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

TRUSTEES AND OFFICERS OF THE TRUST

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
CHERYL BURGERMEISTER c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1951	Trustee, Chairman of the Board, Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 1998	Retired; Finance Committee Member, Portland Community College Foundation (January 2001 to present); CPA (Retired).	10	Director, Chair of the Audit Committee and Member of the Nominating and Governance Committee, Russell Funds Complex; Lead Independent Director and Member of the Audit and Nominating and Governance Committees, ALPS Series Trust (2012 to 2016).
GEORGE R. GASPARI c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1940	Trustee, Chairman of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Elected: October 1998	Retired Financial Services Consultant (1996 to 2012).	10	Director and Member of the Audit Committee, Liberty All-Star Growth Fund, Inc.; Trustee and Member of the Audit Committee, Liberty All-Star Equity Fund.
ASHLEY T. RABUN c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1952	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee	Term: Indefinite Appointed: October 2015	Retired; President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 to 2015).	10	Chairperson of the Board and Member of the Audit and Nominating Committees, Investment Managers Series Trust.
ERNEST J. SCALBERG c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1945	Trustee, Member of the Audit Committee, Chairman of the Nominating and Governance Committee	Term: Indefinite Elected: October 1998	Retired; Research Professor and Director of the GLOBE Center, Monterey Institute of International Studies (2009 to 2014).	10	Director and Chairman of the Audit Committee of Principal Real Estate Income Fund; Director and Member of the Audit and Nominating Committees, db-X Exchange-Traded Funds Inc. (2007-2015); Chairman of the Board of the Foundation, International University in Geneva (IUG), Switzerland.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
R. CHARLES TSCHAMPION c/o The Select Sector SPDR Trust State Street Financial Center One Lincoln Street Boston, MA 02111 1946	Trustee, Member of the Audit Committee, Member of the Nominating and Governance Committee, Chair of the Business Continuity Management Team	Term: Indefinite Elected: October 1998	Retired; Director, Special Projects, CFA Institute (2010 to 2014); Director, Industry Relations, CFA Institute (2005 to 2010).	10

Trustee Emeritus of Lehigh University; Director and Member of the Audit and Nominating Committees, db-X Exchange-Traded Funds, Inc.

(2007-2015); Director, Real Estate Information Standards Board

(2007-2013).

Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Trustee	Term: Indefinite Appointed: November 2005	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President, State Street Global Advisors (2012-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012); Principal, State Street Global Advisors (2000-2005).	234	SSGA SPDR ETFs Europe I plc (Director) (November 2016-present); SSGA SPDR ETFs Europe II plc (Director) (November 2016-present).

†	For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
*	Mr. Ross is an “interested person” of the Trust, as defined in the 1940 Act, because of his employment with the Adviser and ownership interest in an affiliate of the Adviser.

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	President and Principal Executive Officer	Term: Indefinite Elected: May 2013	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present).
MICHAEL P. RILEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Indefinite Elected: February 2005	Managing Director, State Street Global Advisors (2005-present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1961	Deputy Treasurer	Term: Indefinite Elected: February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present); Director, Credit Suisse (April 2008-July 2015).
ANN CARPENTER SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1966	Deputy Treasurer	Term: Indefinite Elected: February 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005-present)*; Managing Director, State Street Global Advisors (2005-present).*
CHAD C. HALLETT SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Treasurer and Principal Financial Officer	Term: Indefinite Elected: November 2007	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Deputy Treasurer	Term: Indefinite Elected: February 2017	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016-present); Senior Vice President, John Hancock Investments (September 2007-May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Indefinite Elected: November 2017	Vice President at State Street Global Advisors (July 2016-present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011-July 2016).
SUJATA UPRETI SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Assistant Treasurer	Term: Indefinite Elected: February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present); Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012).

THE SELECT SECTOR SPDR TRUST

OTHER INFORMATION (continued)

September 30, 2017 (Unaudited)

Name, Address and Year of Birth	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
DANIEL FOLEY SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1972	Assistant Treasurer	Term: Indefinite Elected: February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
DANIEL G. PLOURDE SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1980	Assistant Treasurer	Term: Indefinite Elected: May 2017	Assistant Vice President, SSGA Funds Management, Inc. (May 2015-present); Officer, State Street Bank and Trust Company (March 2009-May 2015).
JOSHUA A. WEINBERG SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1978	Chief Legal Officer	Term: Indefinite Elected: February 2015	Managing Director and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).
BRIAN HARRIS SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Indefinite Elected: November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013).
JESSE D. HALLEE State Street Bank and Trust Company 100 Summer Street, Floor 7 Mail Stop SUM0703 Boston, MA 02111 1976	Secretary	Term: Indefinite Elected: November 2013	Vice President and Senior Counsel, State Street Bank and Trust Company (2013 to present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007-2013).**

*	Served in various capacities and/or with various affiliated entities during noted time period.
**	Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

The Trust’s Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-866-787-2257.

TRUSTEES

Cheryl Burgermeister, Chairperson

George R. Gaspari

Ashley T. Rabun

James E. Ross

Ernest J. Scalberg

R. Charles Tschampion

INVESTMENT MANAGER AND ADMINISTRATOR

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

ALPS Portfolio Solutions Distributor, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN, SUB-ADMINISTRATOR AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

101 Seaport Boulevard

Suite 500

Boston, MA 02210

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus from the Distributor, ALPS Portfolio Solutions Distributor, Inc., by calling 1-866-SECTOR-ETF (1-866-732-8673). Please read the prospectus carefully before you invest.

Visit www.sectorspdrs.com or call 1-866-SECTOR-ETF (1-866-732-8673)

IBG-25641	SPDRSSAR

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1)    The Board of Trustees of the registrant has determined that the registrant has four Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2)    Cheryl Burgermeister, George Gaspari, Ernest Scalberg and R. Charles Tschampion are the registrant’s audit committee financial experts. The Board has determined that each of the foregoing persons is “independent” in that, (i) other than in his or her capacity as a member of the Audit Committee and the Board of Trustees of the registrant, he or she has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the registrant, and (ii) he or she is not an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ended September 30, 2017 and September 30, 2016, the aggregate audit fees billed for professional services rendered by the principal accountant were $170,698 and $179,078, respectively. The nature of the services are (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each series of the registrant; (2) auditing and reporting on the financial statements to be included in the amendment to the registrant’s registration statement on Form N-1A to be filed with the Securities and Exchange Commission; (3) review of the amendment to the registration statement; (4) issuance of a Report on Internal Control for inclusion in the registrant’s Form N-SAR; and (5) Rule 17f-2 securities counts.

(b) Audit-Related Fees.

For the fiscal years ended September 30, 2017 and September 30, 2016, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements that are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ended September 30, 2017 and September 30, 2016, the aggregate tax fees billed for professional services rendered by the principal accountant were $91,010 and $92,180, respectively. Services included the review of the registrant’s federal, state and local income, franchise and other tax returns.

(d) All Other Fees.

There were no other fees billed by the principal accountant for the fiscal years ending September 30, 2017 and September 30, 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

a.	The Audit Committee shall pre-approve all audit services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board of Trustees; or*

b.	Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at the next regularly scheduled meeting of the Board. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.**

(e)(2) Percentage of Services.

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f) Not applicable.

(g) The aggregate non-audit fees for services rendered by the principal accountant to the registrant and its adviser and any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant for the twelve months ended December 31, 2016 and December 31, 2015 were approximately $4,919,389 and $2,599,622, respectively. Such information is not readily available on a fiscal year basis.

*	Minimis Exceptions to Pre-Approval Requirements: Pre-approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.
**	Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under section (b) as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity for which services are approved under section (b) (i.e., the investment adviser or any control person).

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

Item 5.	Disclosure of Audit Committees for Listed Companies.

The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The members of the registrant’s audit committee are Cheryl Burgermeister, George Gaspari, Ashley T. Rabun, Ernest Scalberg, and R. Charles Tschampion.

Item 6.	Schedule of Investments.

(a)	The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11.	Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Chad C. Hallett, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Hallett determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics referred to in Item 2.
(a)(2) Separate certifications required by Rule 30a-2 under the 1940 Act for each principal executive officer and principal financial officer of the registrant are attached.
(a)(3) Not applicable to the registrant.
(b) A single certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the 1934 Act and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Select Sector SPDR® Trust

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	December 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	December 5, 2017

By:	/s/ Chad C. Hallett
Chad C. Hallett
Treasurer and Principal Financial Officer

Date:	December 5, 2017